Oppenheimer Tremont
Opportunity Fund, LLC

Limited Liability Company Interests

                         PROSPECTUS dated July 29, 2005
                                    --------------------

            INVESTMENT OBJECTIVE. The Fund is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment partnerships and similar investment vehicles that employ a wide range of specialized investment strategies.

                                                 (continued on following page)
                                    --------------------

            Investing in the Fund's limited liability company interests
(denominated as "Shares") involves a high degree of risk. An investment in the
Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. See
"RISK FACTORS" beginning on page 18.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

            This prospectus concisely provides the information that a
prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference.
Additional information about the Fund, including a statement of additional information ("SAI") dated July 29, 2005, has been filed with the SEC. The SAI and the Fund's annual and semi-annual reports are available upon request and without charge by writing the Fund at the address above or by calling (800)
858-9826 or through the OppenheimerFunds website, at www.oppenheimerfunds.com
(follow the hyperlinks: "Access Accounts and Services" - "Forms & Literature" -
"Order Literature" - "Statements of Additional Information"). The SAI is
incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 47 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website
(http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

     OppenheimerFunds   Distributor,   Inc.  (the  "Distributor")  acts  as  the
distributor  of Shares on a best efforts basis,  subject to various  conditions.
Shares are being offered  through the  Distributor and other brokers and dealers that have entered into selling  agreements with the Distributor.  Shares will be sold only to "Qualified Investors." See "Investor

     Qualifications."  Investments  of less than $500,000 are subject to a sales load of 2.5% and investments of $500,000 or more will be subject to a sales load of  1.5%,  in each  case as a  percentage  of the  public  offering  price.  See
"Purchase  Terms" in this prospectus for ways to reduce the sales load rate that applies.  The  public  offering  price for the Shares is equal to the "net asset value" per Share,  which is the value of the Fund's assets less its liabilities, divided by the number of then issued and outstanding Shares, plus the applicable sales  load.  The  full  amount  of the  sales  load  will be  reallowed  by the
Distributor to selling brokers and dealers. In addition, the Distributor (or one of its  affiliates)  may pay from its own resources  additional  compensation to brokers and dealers of up to 1% of the value of Shares sold by such  brokers and dealers.  Prospective investors should be aware that these payments could create incentives  on the part of the brokers and dealers to more  positively  consider the Fund relative to  investment  funds for which those parties are not eligible for  payments  of this  nature (or for which only  smaller  payments  are made).
Additional  detail  regarding these payments may be obtained  directly from your financial representative. (See "Distribution Arrangements.")

                                    --------------------
                       OppenheimerFunds Distributor, Inc.

            INVESTMENT PROGRAM. The Fund will pursue its investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Hedge Funds") that are managed by a select group of alternative asset managers ("Hedge Fund Managers") that employ a wide range of specialized investment strategies. It will allocate its assets dynamically among a variety of alternative investment strategies that each individually offers the potential for attractive investment returns and are expected to blend together within the
Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The investment programs of the Hedge
Fund Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. In allocating the Fund's assets among Hedge Fund Managers that pursue directional strategies, the Fund's Sub-Adviser will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions. Many of these investment programs involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. Hedge Fund Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In connection with their investment programs,
Hedge Fund Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, short sales of securities, the use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. In lieu of investing in Hedge Funds, the Fund may on occasion retain a Hedge Fund
Manager to manage a designated portion of the Fund's assets in accordance with the Hedge Fund Manager's specialized investment style, either through a separate account or through an entity created by the Hedge Fund Manager for that purpose.
The Fund's Sub-Adviser will have primary responsibility for selecting Hedge Fund
Managers and determining the portion of the Fund's assets to be allocated to each Hedge Fund Manager. It will consider various criteria in selecting Hedge
Fund Managers, including: the historical investment performance of the Hedge
Fund Manager; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Hedge Fund Manager's organization; and whether key personnel of the Hedge Fund Manager have substantial investments in the Hedge
Fund Manager's investment program.
                                    --------------------

            Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                            SUMMARY OF FUND EXPENSES

            The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
   Maximum Sales Load (as a percentage of offering price)..............2.50% (1)
   Redemption Fee (as percentage of value of Interest repurchased).....1.00%
      (applies only to repurchases less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to Shares)
   Management Fee......................................................1.20%
   Administration Fee..................................................0.25%(2)
   Investor Servicing Fee..............................................0.38%
   Other expenses......................................................0.48%(3)
   Total annual expenses (excluding Incentive Allocation)..............2.31%

   Incentive Allocation...............................................10.00%(4)
      (as percentage of net profits in excess of Preferred Return)

(1)  Investments of less than $500,000 are subject to a sales load of 2.5% and investments of $500,000 or more will be subject to a sales load of 1.5%, in each case as a percentage of the public offering price. The sales load is generally calculated by reference to the investor's account balance, plus the investment amount. See "Distribution Arrangements."

(2)  Under the terms of an administration agreement with the Fund, the Adviser will provide certain administrative services to the Fund, including, among others, assisting in the review of investor applications, handling
     Shareholder inquiries regarding the Fund and preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund. In consideration for these services, the Fund will pay the
     Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (the "Administration Fee").

(3)  "Other Expenses" consist of transfer agent fees, custodial expenses, and accounting and legal expenses, among others and are based on estimated amounts for the current fiscal year.

(4)  The Adviser (or an affiliated company of the Adviser that it designates) is entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the
     "Preferred Return" (described below), subject to reduction of that excess for prior losses that have not been previously offset against net profits
     (the "Incentive Fee"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark". The Incentive Fee will be accrued monthly and is generally payable annually. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Fund.
     The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund to the Adviser. For purposes of both the accrual and payment of the Incentive Fee, the Preferred Return is equal to an annual percentage rate of 8%.

            The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

            As to the Incentive Fees, the Fund will calculate and accrue any liability for the Incentive Fee monthly, based on the Fund's performance. The
Fund's net asset value will be reduced or increased each month to reflect this accrual. An increase in the Fund's net asset value will occur only as a result of a reversal of any prior Incentive Fee accruals, if the Fund's current year's cumulative return does not exceed the Preferred Return. No incentive fee will be accrued or payable for any current period unless losses from prior periods have been recovered by the Fund. If the Fund has no prior losses, but its performance is negative, the Fund will track its high water mark or "cumulative loss" in a memorandum account ("Loss Carryforward Memorandum Account") on a monthly basis, and no Incentive Fee will be accrued for that month. If the Fund has a net loss for the current calendar year and has not recovered losses from the prior calendar year (i.e., has not regained its high water mark), there will be no accrual of an Incentive Fee, and the Fund will add the losses incurred by the
Fund to the Loss Carryforward Memorandum Account. If the Fund has no prior losses, and its performance is positive for the current calendar year, the Fund will accrue an Incentive Fee only after the Fund's performance exceeds the
Preferred Return.

            Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss in proportion to the number of shares repurchased by the Fund, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. Corresponding adjustments are made when investors purchase shares, so that the amount of cumulative loss is adjusted to offset the effect of such new purchases.

            Because of the monthly accrual of the Incentive Fee, an investor who buys Shares will pay a price per Share equal to the Fund's net asset value per
Share adjusted to reflect accruals during the course of the year. The Fund's net asset value will be decreased by the accruals of the Incentive Fee during periods of net profits in excess of the Preferred Return, while net asset value will be increased by reversals of previously accrued Incentive Fees if the
Fund's current year's cumulative return does not exceed the Preferred Return. If the Incentive Fee accruals are reversed, as a result of the Fund's current year's cumulative return not exceeding the Preferred Return, investors who purchased Shares at the time an Incentive Fee was accrued will receive a greater benefit from the reversal relative to Shareholders who held Shares throughout the period in which the Incentive Fee was accrued.

            The Incentive Fee presents risks that are not present in funds without an incentive fee. The overall fees, expenses and the Incentive Fee payable by the Fund, and indirectly borne by its investors generally will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund. See "Management of the Fund--Incentive Fee."

            Examples. The following examples are based on the fees and expenses set forth above, including the Incentive Fee. These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the actual rate of return exceeds 5%, or if the difference between the Fund's actual rate of return and Preferred Return is greater than the difference assumed in the examples below, the dollar amounts of expenses (which for purposes of the examples are assumed to include the Incentive Fee) could be significantly higher because of the Incentive Fee.

            The following examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000 in the Fund for the time periods indicated.

            The first example below assumes that you redeem all of your investment at the end of those periods. The second example assumes that you keep your investment. Both examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses as to such a $1,000 investment would be as follows:

If shares are repurchased:    1 Year     3 Years     5 Years   10 Years
                              ------     -------     -------   --------
                               $58         $96        $147       $286

If shares are not
repurchased:                  1 Year     3 Years     5 Years   10 Years
                              ------     -------     -------   --------
                               $48         $96        $147       $286

            The next table assumes that you invest $50,000 in the Fund for the time periods indicated. Based on the same assumptions as set out above, your expenses as to such an investment would be as follows:

If shares are repurchased:    1 Year     3 Years     5 Years   10 Years
                              ------     -------     -------   --------
                              $2,905      $4,807     $7,340     $14,295

If shares are not
repurchased:                  1 Year     3 Years     5 Years   10 Years
                              ------     -------     -------   --------
                              $2,404      $4,807     $7,340     $14,295

            The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The  Financial  Highlights  Table is presented to help you  understand  the
Fund's financial  performance  since  inception.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during the period indicated.  The financial  highlights  information has been  audited by Ernst &  Young LLP, the Fund's  Independent  Registered
Public   Accounting  Firm,  whose  report,   along  with  the  Fund's  financial
statements,  is included in the  Statement of Additional  Information,  which is available on request.

Financial Highlights

----------------------------------------------------------------------------------
Year Ended March 31,                      2005      2004        2003     2002(1)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return                             2.14%     11.19%      3.15%      1.24%
Incentive Allocation                     0.00%     (0.35)%     0.00%      0.00%
                                         -----     -------     -----      -----
Total Return net of incentive            2.14%     10.84%      3.15%      1.24%
allocation(2)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratios/Supplemental Data                           $67,098    $36,615    $25,808
Shareholders' capital, end of period    $80,895
(in thousands)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratios to average members' capital:(3)
Net investment loss(4)                  (2.25%)    (2.22)%    (2.11)%   (2.45)%(5)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total expenses                           2.31%      2.28%      2.16%    2.48%(5)
Incentive allocation                    0.00%(7)    0.25%     0.00%(6)    0.00%
                                        --------    -----     --------    -----
Total expenses and incentive allocation  2.31%      2.53%      2.16%    2.48%(5)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Portfolio turnover rate(6)                52%        36%        29%        0%
----------------------------------------------------------------------------------

1. For the period from January 2, 2002 (commencement of operations) to March 31,
2002. 2. Total return assumes a purchase of an interest in the Fund on last valuation date prior to the first day of the fiscal period and a sale of that same interest on the last business day of the period noted, after Incentive
Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized. 3. Ratios do not reflect the Fund's proportionate share of income and expenses of the
Investment Funds.
4. Excludes impact of Incentive allocation. 5. Annualized.
6. Represents the lesser of purchases or sales of investments in Funds divided by the average fair value of investments in Investment Funds. 7. Represents less than 0.005%.

                               PROSPECTUS SUMMARY

            The following is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the SAI.

The Fund                         Oppenheimer Tremont Opportunity Fund, LLC
                                 (the "Fund") is a limited liability company.
                                 The Fund is registered as a non-diversified,
                                 closed-end management investment company
                                 under the Investment Company Act of 1940, as
                                 amended (the "Investment Company Act").
                                 OppenheimerFunds, Inc. (the "Adviser") serves
                                 as the Fund's investment adviser. Tremont
                                 Partners, Inc. (the "Sub-Adviser"), an
                                 affiliate of the Adviser, serves as the
                                 Fund's sub-adviser.

                                 The Fund's limited liability company interests
                                 have been redenominated, and are issued and
                                 sold, as the "Shares" offered by this
                                 Prospectus. The Fund previously issued
                                 "Interests." Those Interests have been reissued
                                 as Shares. Persons who are issued Shares by the
                                 Fund, and other persons who acquire Shares and
                                 are admitted to the Fund by its Board of
                                 Directors (the "Board"), will become
                                 "Shareholders."

Investment Objective and         The Fund's investment objective is to seek to
  Principal Strategies           generate consistently absolute returns over
                                 various market cycles. The Fund seeks to
                                 achieve this objective by allocating its assets
                                 for investment among a select group of
                                 alternative asset managers ("Hedge Fund
                                 Managers") employing a wide range of
                                 specialized investment strategies. It will
                                 allocate its assets dynamically among a variety
                                 of alternative investment strategies that each
                                 individually offer the potential for attractive
                                 investment returns and are expected to blend
                                 together within the Fund's portfolio to limit
                                 the Fund's overall investment exposure to
                                 general trends in equity, debt and other
                                 markets. The Sub-Adviser is primarily
                                 responsible for selecting the Hedge Fund
                                 Managers and determining the portion of the
                                 Fund's assets to be allocated to each Hedge
                                 Fund Manager, subject to the general
                                 supervision of the Adviser and the Board. The
                                 Fund will implement these allocation decisions
                                 by investing primarily in private investment
                                 partnerships and similar investment vehicles
                                 that are managed by Hedge Fund Managers ("Hedge
                                 Funds").

                                 The investment programs of the Hedge Fund
                                 Managers may include both market neutral
                                 strategies, such as long/short equity investing
                                 and various types of arbitrage strategies, as
                                 well as directional strategies, such as event
                                 driven and distressed investments. Although
                                 some Hedge Fund Managers may pursue strategies
                                 that historically have exhibited low
                                 correlation to traditional equity markets,
                                 other Hedge Fund Managers may pursue
                                 directional strategies. In allocating the
                                 Fund's assets among Hedge Fund Managers that
                                 pursue directional strategies, the Sub-Adviser
                                 will emphasize investment programs that it
                                 believes are most likely to achieve high rates
                                 of return under prevailing market conditions.
                                 Many of the investment programs of Hedge Fund
                                 Managers involve the use of hedging and
                                 arbitrage techniques in the equity, fixed
                                 income, currency and commodity markets. These
                                 investment programs employ a variety of
                                 sophisticated investment techniques that
                                 include, among other things, short sales of
                                 securities, use of leverage (i.e., borrowing
                                 money for investment purposes), and
                                 transactions in derivative securities and other
                                 financial instruments such as stock options,
                                 index options, futures contracts and options on
                                 futures. Hedge Fund Managers' use of these
                                 techniques will be an integral part of their
                                 investment programs, and involves significant
                                 risks to the Fund.

                                 The investment strategies of the Hedge Fund
                                 Managers may include, among others: o
                                 long/short equity; o equity hedging and
                                 arbitrage; o fixed income hedging and
                                 arbitrage; o currency hedging and arbitrage; o
                                 index arbitrage; o interest rate arbitrage; o
                                 merger arbitrage; o convertible bond and
                                 warrant hedging; o statistical long/short
                                 equity
                                    strategies;
                                 o     pairs trading;
                                 o     event driven; and
                                 o     distressed issuer investing.

                                 These strategies are described under
                                 "Investment Objectives and Principal Strategies
                                 - The Fund's Investment Program."

                                 Hedge Fund Managers will generally invest
                                 primarily in marketable securities, although
                                 certain Hedge Fund Managers may also invest in
                                 privately placed securities and other
                                 investments that are illiquid. Shares in the
                                 Hedge Funds will not themselves be marketable
                                 and will only have limited liquidity. Hedge
                                 Fund Managers may invest and trade in a wide
                                 range of instruments and markets, including,
                                 but not limited to, domestic and foreign
                                 equities and equity-related instruments,
                                 currencies, financial futures, and fixed income
                                 and other debt-related instruments. Hedge Fund
                                 Managers are generally not limited as to the
                                 markets (either by location or type, such as
                                 large capitalization, small capitalization or
                                 non-U.S. markets) in which they may invest or
                                 the investment discipline that they may employ
                                 (such as value or growth or bottom-up or
                                 top-down analysis).

                                 Hedge Funds in which the Fund will invest may
                                 include private investment limited
                                 partnerships, joint ventures, other investment
                                 companies and similar entities managed by Hedge
                                 Fund Managers. In addition, the Fund may on
                                 occasion retain one or more Hedge Fund Managers
                                 to manage and invest designated portions of the
                                 Fund's assets (either as separately managed
                                 accounts or as separate investment vehicles in
                                 which a Hedge Fund Manager serves as general
                                 partner and the Fund is the sole limited
                                 partner). (Any arrangement in which the Fund
                                 retains a Hedge Fund Manager to manage an
                                 account or investment vehicle for the Fund is
                                 referred to as a "Segregated Account.")

                                 The Sub-Adviser will select Hedge Fund Managers
                                 on the basis of various criteria, generally
                                 including, among other things: the Hedge Fund
                                 Manager's performance during various time
                                 periods and market cycles; the Hedge Fund
                                 Manager's reputation, experience and training;
                                 its articulation of, and adherence to, its
                                 investment philosophy; the presence and deemed
                                 effectiveness of its risk management
                                 discipline; results of on-site interviews of
                                 the management team; the quality and stability
                                 of the Hedge Fund Manager's organization,
                                 including internal and external professional
                                 staff; and the existence of substantial
                                 investments in the Hedge Fund Manager's
                                 investment program by key personnel of the
                                 Hedge Fund Manager.

                                 The Sub-Adviser will regularly evaluate each
                                 Hedge Fund Manager to determine whether its
                                 investment program is consistent with the
                                 Fund's investment objective and whether its
                                 investment performance is satisfactory. Based
                                 on these evaluations, the Sub-Adviser will
                                 allocate and reallocate the Fund's assets among
                                 Hedge Fund Managers and may terminate or add
                                 Hedge Fund Managers. The termination of Hedge
                                 Fund Managers and the addition of Hedge Fund
                                 Managers that do not manage Segregated Accounts
                                 will not require the approval of Shareholders.

                                 See "Investment Objective and Principal
                                 Strategies."

                                 An investment in the Fund involves
                                 substantial risks and no assurance can be
                                 given that the Fund will achieve its
                                 investment objective.

The Investment Adviser           The Adviser, OppenheimerFunds, Inc., is the
                                 Fund's investment adviser. The Adviser has
                                 operated as an investment adviser since
                                 January 1960. The Adviser (including its
                                 subsidiaries) managed more than $180 billion
                                 of assets as of June 30, 2005. Its clients
                                 include the Oppenheimer mutual funds with
                                 more than 7 million shareholder accounts.

                                 Pursuant to an investment advisory agreement
                                 with the Fund (the "Advisory Agreement"), the
                                 Adviser is responsible for developing,
                                 implementing and supervising the Fund's
                                 investment program. The Adviser is authorized,
                                 subject to the approval of the Board and
                                 Shareholders, to retain one of its affiliates
                                 to provide any or all of the investment
                                 advisory services required to be provided to
                                 the Fund or for assistance in providing these
                                 services. See "Management of the Fund-General."

                                 In consideration of services provided by the
                                 Adviser, the Fund will pay the Adviser a
                                 monthly fee (the "Management Fee") computed at
                                 the annual rate of 1.20% of the aggregate value
                                 of outstanding Shares determined as of the last
                                 day of the month (before any repurchases of
                                 Shares or the accrual of Incentive Fees). See
                                 "Management of the Fund." In addition, the
                                 Adviser (or an affiliated company of the
                                 Adviser that it designates) is entitled to
                                 receive an annual performance-based incentive
                                 fee determined as a percentage of the net
                                 profits as further described under "Management
                                 of the Fund--Incentive Fee."

The Sub-Adviser                  The Sub-Adviser, Tremont Partners, Inc., is
                                 an affiliate of the Adviser that has been
                                 retained by the Adviser to serve as the
                                 Fund's sub-adviser. The Sub-Adviser is
                                 responsible for providing day-to-day
                                 investment management services to the Fund,
                                 subject to the supervision of the Adviser.
                                 Since 1984, the Sub-Adviser and its
                                 affiliates have provided alternative
                                 investment solutions to a diverse client
                                 base, including financial institutions,
                                 mutual funds, other investment companies and
                                 high net worth individuals. These services
                                 include tracking and evaluating domestic and
                                 offshore investment funds. The Sub-Adviser
                                 and its affiliates were responsible for the
                                 allocation of over $4.3 billion of client
                                 assets among alternative investment
                                 strategies, as of June 30, 2005. The Adviser
                                 will pay the Sub-Adviser a monthly fee equal
                                 to 50% of the amount of the Management Fee
                                 earned by the Adviser pursuant to the
                                 Advisory Agreement, together with the full
                                 amount of the Incentive Fee, if any. See
                                 "Management of the Fund." The Sub-Adviser's
                                 retention as the Fund's sub-adviser was
                                 approved by the Board.

Incentive Fee                    The Adviser (or an affiliated company of the
                                 Adviser that it designates) is entitled to
                                 receive a performance-based incentive fee
                                 equal to 10% of the net profits (taking into
                                 account net realized and unrealized gains or
                                 losses and net investment income or loss), if
                                 any, in excess of the "Preferred Return"
                                 (described below), subject to reduction of
                                 that excess for prior losses that have not
                                 been previously offset against net profits
                                 (the "Incentive Fee"). The reduction for
                                 prior losses not previously offset by
                                 subsequent profits establishes what is
                                 typically referred to as a "high water mark".
                                 The Incentive Fee will be accrued monthly and
                                 is generally payable annually. No incentive
                                 fee will be accrued or payable for any period
                                 unless losses from prior periods have been
                                 recovered by the Fund. The Adviser is under
                                 no obligation to repay any Incentive Fee
                                 previously paid by the Fund to the Adviser.
                                 For purposes of both the accrual and payment
                                 of the Incentive Fee, the Preferred Return is
                                 equal to an annual percentage rate of 8%.

                                 As to the Incentive Fees, the Fund will
                                 calculate and accrue any liability for the
                                 Incentive Fee monthly, based on the Fund's
                                 performance. The Fund's net asset value will be
                                 reduced or increased each month to reflect this
                                 accrual. An increase in the Fund's net asset
                                 value will occur only as a result of a reversal
                                 of any prior Incentive Fee accruals, if the
                                 Fund's current year's cumulative return does
                                 not exceed the Preferred Return. No incentive
                                 fee will be accrued or payable for any current
                                 period unless losses from prior periods have
                                 been recovered by the Fund. If the Fund has no
                                 prior losses, but its performance is negative,
                                 the Fund will track its high water mark or
                                 "cumulative loss" in a memorandum account
                                 ("Loss Carryforward Memorandum Account") on a
                                 monthly basis, and no Incentive Fee will be
                                 accrued for that month. If the Fund has a net
                                 loss for the current calendar year and has not
                                 recovered losses from the prior calendar year
                                 (i.e., has not regained its high water mark),
                                 there will be no accrual of an Incentive Fee,
                                 and the Fund will add the losses incurred by
                                 the Fund to the Loss Carryforward Memorandum
                                 Account. If the Fund has no prior losses, and
                                 its performance is positive for the current
                                 calendar year, the Fund will accrue an
                                 Incentive Fee only after the Fund's performance
                                 exceeds the Preferred Return.

                                 Each time shares are repurchased in a
                                 repurchase offer, the Fund will adjust the
                                 amount of any cumulative loss in proportion to
                                 the number of shares repurchased by the Fund,
                                 so that the repurchase of shares has the effect
                                 of reducing the amount of cumulative loss.
                                 Corresponding upward adjustments are made when
                                 investors purchase shares, so that the amount
                                 of cumulative loss is adjusted upward to
                                 reflect the effect of such new purchases.

                                 Because of the monthly accrual of the Incentive
                                 Fee, an investor who buys Shares will pay a
                                 price per Share equal to the Fund's net asset
                                 value per Share adjusted to reflect accruals
                                 during the course of the year. The Fund's net
                                 asset value will be decreased by the accruals
                                 of the Incentive Fee during periods of net
                                 profits in excess of the Preferred Return,
                                 while net asset value will be increased by
                                 reversals of previously accrued Incentive Fees
                                 if the Fund's current year's cumulative return
                                 does not exceed the Preferred Return. If the
                                 Incentive Fee accruals are reversed, as a
                                 result of the Fund's current year's cumulative
                                 return not exceeding the Preferred Return,
                                 investors who purchased Shares at the time an
                                 Incentive Fee was accrued will receive a
                                 greater benefit from the reversal relative to
                                 Shareholders who held Shares throughout the
                                 period in which the Incentive Fee was accrued.

                                 The Incentive Fee presents risks that are not
                                 present in funds without an incentive fee. The
                                 overall fees, expenses and the Incentive Fee
                                 payable by the Fund, and indirectly borne by
                                 its investors generally will be higher than the
                                 fees and expenses of most other registered
                                 investment companies, but generally will be
                                 similar to those of many private investment
                                 funds and certain other registered investment
                                 companies with investment policies similar to
                                 those of the Fund. See "Management of the
                                 Fund--Incentive Fee."

Administration Fee               Pursuant to an Administration Agreement
                                 between the Fund and the Adviser, the Fund
                                 will pay the Adviser a monthly fee computed
                                 at the annual rate of 0.25% of the aggregate
                                 value of outstanding Shares determined as of
                                 the last day of the month (before any
                                 repurchases of Shares or the accrual of
                                 Incentive Fees) in consideration for certain
                                 administrative services provided to the Fund
                                 by the Adviser. See "Management of the Fund -
                                 Administrative Services."

Investor Servicing Fee           The Fund will pay a fee to OppenheimerFunds
                                 Distributor, Inc. (the "Distributor") to
                                 reimburse it for payments made to
                                 broker-dealers and certain financial advisers
                                 that have agreed to provide ongoing investor
                                 services and account maintenance services to
                                 their customers that are investors in the
                                 Fund ("Investor Service Providers"). This fee
                                 will be paid quarterly and will be in an
                                 amount, with respect to each Investor Service
                                 Provider, not to exceed the lesser of: (i)
                                 0.50% (on an annualized basis) of the
                                 aggregate value of outstanding Shares held by
                                 investors that receive services from the
                                 Investor Service Provider, determined as of
                                 the last day of the calendar quarter (before
                                 any repurchases of Shares or accrual of
                                 Incentive Fees); or (ii) the Distributor's
                                 actual payments to the Investor Service
                                 Provider. See "Management of the Fund -
                                 Investor Servicing Arrangements."

Borrowing                        The Fund is authorized to borrow money for
                                 investment purposes, to meet repurchase
                                 requests and for cash management purposes.
                                 Borrowings by the Fund, including any
                                 borrowings on behalf of Segregated Accounts,
                                 will be subject to a 300% asset coverage
                                 requirement under the Investment Company Act.
                                 Borrowings by Hedge Funds are not subject to
                                 this requirement. Any borrowings by the Fund
                                 for investment purposes (a practice know as
                                 "leverage") will be made solely for
                                 Segregated Accounts and involve certain
                                 risks. See "Risk Factors - Leverage;
                                 Borrowing" and "Investment Objective and
                                 Principal Strategies - Borrowing; Use of
                                 Leverage."

Investor Qualifications          Shares are being offered only to investors
                                 that represent that they are individuals or
                                 companies (other than investment companies)
                                 that have a net worth (or in the case of
                                 individuals, a joint net worth with their
                                 spouse) of more than $1,500,000, persons who
                                 have immediately after the time of purchase
                                 at least $750,000 under the Adviser's or its
                                 affiliates' management, including any amount
                                 invested in the Fund, or that they meet
                                 certain other qualification requirements
                                 ("Qualified Investors"). In addition, Shares
                                 are being offered only to investors that are
                                 U.S. persons for Federal income tax purposes.

                                 Before an investor may invest in the Fund, the
                                 Distributor or the investor's financial adviser
                                 will require a certification from the investor
                                 that it is a Qualified Investor and that it
                                 will not transfer its Shares except in the
                                 limited circumstances permitted under the LLC
                                 Agreement. (The form of investor certification
                                 that each investor will be asked to sign is
                                 contained in Appendix A of this prospectus.) If
                                 an investor's certification is not received on
                                 or before the date Shares are to be issued, the
                                 investor's order will not be accepted. See
                                 "Investor Qualifications."

Investor Suitability             An investment in the Fund involves
                                 substantial risks.

                                 It is possible that an investor may lose some
                                 or all of its investment. Before making an
                                 investment decision, an investor should (i)
                                 consider the suitability of this investment
                                 with respect to its investment objectives and
                                 personal situation and (ii) consider factors
                                 such as its personal net worth, income, age,
                                 risk tolerance and liquidity needs.

                                 The Offering Shares are offered and may be
                                 purchased on a monthly basis or at such other
                                 times as may be determined by the Board.

                                 The minimum initial investment in the Fund by
                                 an investor is $50,000 (including the
                                 applicable sales load). Subsequent investments
                                 must be at least $25,000 (including the
                                 applicable sales load). Investments of less
                                 than $500,000 are subject to a sales load of
                                 2.5% and investments of $500,000 or more will
                                 be subject to a sales load of 1.5%, in each
                                 case computed as a percentage of the public
                                 offering price.

                                 Under a Right of Accumulation, in determining
                                 the applicable load, the amount of each
                                 additional investment in the Fund by a
                                 Shareholder will be aggregated with the amount
                                 of the Shareholder's initial investment and any
                                 other additional investments in the Fund (net
                                 of the value of all Shares held by the
                                 Shareholder repurchased by the Fund). However,
                                 for purposes of determining the sales load for
                                 your investments in the Fund, the right of
                                 accumulation privileges do not apply to
                                 investments in other funds managed by
                                 OppenheimerFunds, Inc. or its affiliates. The
                                 Fund no longer honors Letters of Intent.

                                 The full amount of the sales load is reallowed
                                 by the Distributor to selling brokers and
                                 dealers. In addition, the Distributor (or one
                                 of its affiliates) may pay from its own
                                 resources additional compensation to brokers
                                 and dealers of up to 1% of the value of Shares
                                 sold by such brokers and dealers. The Adviser
                                 in its discretion and from its own assets may
                                 pay to certain broker-dealers and certain
                                 financial advisers in respect of their
                                 customers' investments in the Fund an
                                 additional amount not to exceed 0.50% (on an
                                 annualized basis) of the aggregate value of
                                 outstanding Shares held by such customers.
                                 Prospective investors should be aware that
                                 these payments could create incentives on the
                                 part of the brokers and dealers to more
                                 positively consider the Fund relative to
                                 investment funds for which those parties are
                                 not eligible for payments of this nature (or
                                 for which only smaller payments are made).
                                 Additional detail regarding these payments may
                                 be obtained directly from your financial
                                 representative.

Unlisted Closed-End Structure;   The Fund is a closed-end management
Limited Liquidity and            investment company. Closed-end funds differ
Transfer Restrictions            from open-end management investment companies
                                 (commonly known as mutual funds) in that
                                 investors in a closed-end fund, such as the
                                 Fund, do not have the right to redeem their
                                 shares on a daily basis.

                                 In addition, there is no public market for
                                 Shares and none is expected to develop. With
                                 very limited exceptions, the Shares are not
                                 transferable, and liquidity will be provided
                                 only through repurchase offers made from time
                                 to time by the Fund, as described below. If an
                                 investor attempts to transfer its Shares in
                                 violation of the LLC Agreement, the transfer
                                 will not be permitted and will be void. An
                                 investment in the Fund is therefore suitable
                                 only for investors who can bear the risks
                                 associated with the limited liquidity of Shares
                                 and should be viewed as a long-term investment.

                                 Shares generally may be held only through the
                                 Distributor or a broker or dealer that has
                                 entered into a selling agreement with the
                                 Distributor.

                                 No Shareholder will have the right to require
                                 the Fund to redeem the Shares such Shareholder
                                 owns. The Fund from time to time may offer to
                                 repurchase outstanding Shares pursuant to
                                 written tenders from Shareholders. Repurchase
                                 offers will be made at such times and on such
                                 terms (including as to the number of Shares) as
                                 may be determined by the Board in its sole
                                 discretion, subject to certain regulatory
                                 requirements imposed by SEC rules, and
                                 generally will be offers to repurchase a
                                 specified dollar amount of outstanding Shares.
                                 The Fund intends to offer to repurchase Shares
                                 in December 2005, and thereafter, four times a
                                 year, as of the last business day of March,
                                 June, September and December, but may, in its
                                 sole discretion, decide not to do so. A
                                 redemption fee equal to 1.00% of the value of
                                 the Shares repurchased by the Fund will apply
                                 if the date as of which the Shares are to be
                                 valued for purposes of repurchase is less than
                                 one year following the date of a Shareholder's
                                 initial investment in the Fund. If applicable,
                                 the redemption fee will be deducted before
                                 payment of the proceeds of a repurchase. If
                                 certain notice requirements are met, the Fund
                                 will be dissolved if the Shares of any
                                 Shareholder that has submitted a written
                                 request for repurchase of its Shares, has not
                                 been repurchased by the Fund within a period of
                                 two years after the Shareholder's request.

                                 If a repurchase offer is oversubscribed by
                                 Shareholders who tender their Shares, the Fund
                                 will repurchase only a pro rata portion of the
                                 Shares tendered by each Shareholder. In
                                 addition, a Shareholder who tenders for
                                 repurchase only a portion of the Shares such
                                 investor owns will be required to maintain a
                                 minimum account balance of $50,000, as of the
                                 date that the Fund values Shares for
                                 repurchase.

                                 The Fund reserves the right to reduce that
                                 portion of the Shareholder's investment to be
                                 purchased from a Shareholder to maintain the
                                 Shareholder's account balance at $50,000 if a
                                 Shareholder tenders a portion of the Shares
                                 such investor owns and the repurchase of that
                                 portion would cause the Shareholder's account
                                 balance to fall below this required minimum.
                                 The Fund may redeem all or part of a
                                 Shareholder's investment if, among other
                                 reasons, the Adviser determines that it would
                                 be in the best interests of the Fund to do so.
                                 See "Repurchases of Shares and Transfers - No
                                 Right of Redemption" and "- Repurchases of
                                 Shares."

Taxation                         Prior to July 1, 2005, the Fund was treated
                                 as a partnership for Federal income tax
                                 purposes. As of that date, the Fund elected
                                 to be taxed as a corporation and intends to
                                 qualify as a "regulated investment company"
                                 under Subchapter M of the Internal Revenue
                                 Code (the "Tax Conversion"), so that the Fund
                                 is no longer treated as a partnership for
                                 Federal tax purposes. As a regulated
                                 investment company under Subchapter M of the
                                 Internal Revenue Code, each year that the
                                 Fund qualifies as a regulated investment
                                 company and distributes to its Shareholders
                                 generally at least 90% of its "investment
                                 company taxable income" (as defined in the
                                 Code, but without regard to the dividends
                                 paid deduction), it will pay no U.S. federal
                                 income tax on the earnings or capital gains
                                 it distributes. This avoids a "double tax" on
                                 that income and net capital gains since
                                 holders of Shares normally will be taxed on
                                 the dividends and net capital gains they
                                 receive from the Fund (unless their Shares
                                 are held in a retirement account that permits
                                 tax deferral or the holder is otherwise
                                 exempt from tax). Tax-exempt U.S. investors
                                 will not incur unrelated business taxable
                                 income with respect to an investment in
                                 Shares if they do not borrow to make the
                                 investment. Certain requirements under
                                 Subchapter M and additional information
                                 regarding the Fund's new tax treatment are
                                 described below in this prospectus. See
                                 "Taxes" and "General Information."  No
                                 material changes in the investment program or
                                 day-to-day management of the Fund are
                                 contemplated in connection with the new tax
                                 treatment.

                                 As a result of the Tax Conversion, the Fund's
                                 tax reporting to shareholders will now be made
                                 on IRS Form 1099 instead of Schedule K-1. For
                                 the calendar year ending December 31, 2005, you
                                 may receive reports from the Fund on both
                                 Schedule K-1 and Form 1099, depending on when
                                 you are or were an investor in the Fund. See
                                 "Taxes."

ERISA Plans and Other            Because the Fund and Hedge Funds may use
Tax-Exempt Entities              leverage, investors subject to the Employee
                                 Retirement Income Security Act of 1974, as
                                 amended ("ERISA"), and other tax-exempt
                                 investors who were investors in the Fund prior
                                 to the Tax Conversion may incur income tax
                                 liability to the extent the Fund's transactions
                                 are treated as giving rise to unrelated
                                 business taxable income. After the Fund elects
                                 to be taxed as a corporation and to seek to
                                 qualify as a "regulated investment company"
                                 under Subchapter M of the Internal Revenue Code
                                 of 1986, as amended, tax-exempt U.S. investors
                                 will not incur unrelated business taxable
                                 income as a result of a leveraged investment by
                                 the Fund or a Hedge Fund. If, however, a
                                 tax-exempt investor finances its investment in
                                 the Fund with debt, the dividend income paid by
                                 the Fund and generally any gain realized on the
                                 sale of Fund Shares would give rise to
                                 unrelated business taxable income to such
                                 tax-exempt investor. See "Taxes."

Risks and Special Considerations An investment in the Fund involves substantial risks and special considerations, including the
                                 following:

                                 o  Investing in the Fund can result in a loss
                                    of capital invested.

                                 o  Various risks are associated with the
                                    securities and other instruments in which
                                    Hedge Fund Managers may invest and the
                                    specialized investment techniques they may
                                    use.

                                 o  Certain Hedge Funds in which the Fund
                                    invests have limited or no operating
                                    histories.

                                 o  Shares are subject to substantial
                                    restrictions on transfer and have limited
                                    liquidity.

                                 o  The Fund is a non-diversified fund for
                                    purposes of the Investment Company Act of
                                    1940, as amended, and invests in Hedge Funds
                                    that may not have diversified investment
                                    portfolios and may, in some cases,
                                    concentrate their investments in a single
                                    industry or group of related industries.
                                    (After the Tax Conversion, the Fund is,
                                    however, subject to certain asset
                                    diversification requirements relating to its
                                    tax status, which, under the Code, must be
                                    satisfied on a "look through" basis with
                                    respect to the Fund's investments in Hedge
                                    Funds, such that the ultimate holdings of
                                    those Hedge Funds are considered in
                                    measuring the Fund's diversification for
                                    this purpose).

                                 o  The Fund invests in Hedge Funds or
                                    Segregated Accounts that will charge the
                                    Fund asset-based fees and typically will
                                    also be entitled to receive
                                    performance-based fees or allocations. These
                                    are in addition to the fees (including the
                                    Incentive Fee) imposed by the Fund.

                                 o  Performance-based fees or allocations, as
                                    the case may be, may create incentives for
                                    the Sub-Adviser or a Hedge Fund Manager to
                                    make risky investments.

                                 o  The Fund may be subject to performance-based
                                    allocations by the underlying Hedge Fund
                                    Managers in which the Fund invests even if
                                    the Fund's overall returns are negative.

                                 o  Investors will bear fees, expenses and
                                    performance-based fees at the Fund level and
                                    also fees, expenses and performance-based
                                    fees or allocations at the Hedge Fund or
                                    Segregated Account level.

                                 o  The fees and performance-based allocations
                                    or fees, as the case may be, payable by the
                                    Fund are higher than those of most other
                                    registered investment companies.

                                 o  The Adviser, the Sub-Adviser and Hedge Fund
                                    Managers have conflicts of interest. Hedge
                                    Fund Managers may, in pursuing independently
                                    of one another their respective investment
                                    objectives, effect offsetting transactions,
                                    which could result in the Fund bearing
                                    transactional costs without obtaining any
                                    benefit.

                                 o  Hedge Funds generally will not be registered
                                    as investment companies under the Investment
                                    Company Act.

                                 o  The Sub-Adviser may have little or no means
                                    of independently verifying information
                                    provided by Hedge Fund Managers.

                                 o  The Fund may make additional investments in
                                    or effect withdrawals from Hedge Funds only
                                    at certain times.

                                 o  The Fund may receive securities that are
                                    illiquid or difficult to value in connection
                                    with withdrawals and distributions from
                                    Hedge Funds.

                                 o  Satisfaction of the various tests that must
                                    be met to maintain the Fund's tax status as
                                    a regulated investment company under
                                    Subchapter M require significant support
                                    from the Hedge Funds in which the Fund
                                    invests. In addition, as a related matter,
                                    the Fund is required each December to make
                                    certain "excise tax" calculations based on
                                    income and gain information that must be
                                    obtained from the Hedge Funds. The risks of
                                    not receiving accurate information from the
                                    Hedge Funds are incurring the excise tax on
                                    undistributed income or having to report a
                                    return of capital if the Fund's distribution
                                    exceeds its tax basis income and net gains.

                                 In view of the risks noted above, the Fund
                                 should be considered a speculative investment
                                 and investors should invest in the Fund only
                                 if they can sustain a complete loss of their
                                 investment.

                                 No guarantee or representation is made that the
                                 investment program of the Fund or any Hedge
                                 Fund Manager will be successful, that the
                                 various Hedge Fund Managers selected will
                                 produce positive returns or that the Fund will
                                 achieve its investment objective.

                                 See "Risk Factors."

                                  RISK FACTORS

            An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Hedge Fund Managers and invests in Hedge Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Shares.

            Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the statement of additional information of the Fund
(the "SAI") and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

            General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Hedge Funds and Segregated
Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

            Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile.
Price movements of forward, futures and other derivative contracts in which a
Hedge Fund's or Segregated Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Hedge Funds and Segregated Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

            Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Hedge Fund Managers' styles of investing:

            Equity Securities. Hedge Fund Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Hedge Fund Managers also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Fixed-Income Securities. The value of fixed-income securities in which Hedge Funds and Segregated Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

            Non-U.S. Investments. It is expected that Hedge Funds and Segregated
Accounts will invest in securities of non-U.S. companies and countries.
Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S.
government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Hedge Fund Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States.
Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets.
Hedge Fund Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

            Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

            The Fund from time to time, may invest in non-U.S. Hedge Funds which have similar risks (as described above) to investing in securities of non-U.S.
companies and countries.

            Illiquid Portfolio Investments. Hedge Funds and Segregated Accounts
may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Hedge Fund or Segregated Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

            The Hedge Fund Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Hedge Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Hedge Fund's or
Segregated Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Hedge Fund Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

            Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Hedge
Funds or Segregated Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Hedge Funds or
Segregated Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

            Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

            Hedging Transactions. The Hedge Fund Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Hedge Fund Managers to hedge against a change or event at a price sufficient to protect a Hedge Fund's or Segregated Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Hedge Fund Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Hedge Fund Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Hedge Fund Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Hedge Fund Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

            Counterparty Credit Risk. Many of the markets in which the Hedge
Funds or Segregated Accounts effect their transactions are "over-the-counter" or
"inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are Shareholders of
"exchange based" markets. To the extent a Hedge Fund or Segregated Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.
These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Hedge Fund or Segregated Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Hedge
Fund or Segregated Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Hedge Fund or Segregated Account has concentrated its transactions with a single or small group of counterparties.
Hedge Funds and Segregated Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Sub-Adviser, with the intent to diversify, intends to monitor counterparty credit exposure of Hedge Funds and Segregated
Accounts. The ability of Hedge Funds and Segregated Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

            Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Hedge Funds generally are also permitted to borrow money.
The Fund, Hedge Funds and Segregated Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Hedge Funds and Segregated Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Hedge Fund or
Segregated Account could be magnified to the extent that leverage is employed.
The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Hedge Fund Managers or Hedge
Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by the Fund for investment purposes will be made solely for Segregated Accounts.

            In general, the anticipated use of short-term margin borrowings by
Hedge Funds and Segregated Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Hedge Funds or Hedge
Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Hedge Funds or
Segregated Accounts could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Hedge Fund or
Segregated Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.
For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

            Short Selling. The Hedge Fund Managers may engage in short selling.
Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

            Hedge Funds and Segregated Accounts may also effect short sales
"against the box." These transactions involve selling short securities that are owned (or that a Hedge Fund or Segregated Account has the right to obtain). When a Hedge Fund or Segregated Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Hedge Funds and
Segregated Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

            Lack of Operating History. Certain Hedge Funds may be newly formed entities that have no operating histories. In such cases, the Sub-Adviser will have evaluated the past investment performance of Hedge Fund Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Hedge Fund managed by a Hedge Fund
Manager. Although the Sub-Adviser, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the
Fund's investment program should be evaluated on the basis that there can be no assurance that the Sub-Adviser's assessments of Hedge Fund Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the
Fund's net asset value may decrease.

            Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the
"Investment Company Act"). Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements under that Act that the investments of Hedge Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. (For periods under the Tax
Conversion, the Fund is, however, subject to certain asset diversification requirements relating to its tax status, which must be satisfied on a "look through" basis with respect to the Fund's investments in Hedge Funds, such that the ultimate holdings of those Hedge Funds are considered in measuring the
Fund's diversification for this purpose). To address risks relating to concentration, not more than 10% of the Fund's net assets will be allocated to any one Hedge Fund Manager.

            In addition, although the Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries, Hedge Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest
25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Hedge Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Hedge Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.
Nevertheless, it is possible that, at any given time, the assets of Hedge Funds in which the Fund has invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. The Fund does not believe that this situation is likely to occur given the nature of its investment program.
However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Hedge Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.
Hedge Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Sub-Adviser may not be able to determine at any given time whether or the extent to which Hedge Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

            Incentive Compensation. Each Hedge Fund Manager generally will be entitled to receive performance-based fees or allocations, expected to range from 15% to 25% of net profits, with respect to the Hedge Fund that it manages.
Performance-based fees or allocations may create an incentive for Hedge Fund
Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based fees or allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

            In addition, the Adviser (or an affiliate that it designates) will generally be entitled to receive a performance-based Incentive Fee as described below under "Management of the Fund - Incentive Fee." This special compensation may create an incentive for the Sub-Adviser to make investment decisions on behalf of the Fund that are riskier or more speculative than would be the case in the absence of the Incentive Fee. In addition, because the Incentive Fee is calculated on a basis that includes unrealized appreciation of the Fund's assets, the Incentive Fee may be greater than if it were based solely on realized gains.

            Limited Liquidity; In-Kind Distributions. An investment in the Fund provides limited liquidity since Shares may be held only through the Distributor or a broker or dealer that has entered into a selling agreement with the
Distributor, and Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

            Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and the Sub-Adviser intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

            If a Shareholder tenders its Shares in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, the value of the Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later and will be based on the value of the
Fund's assets as of such later date. A Shareholder will thus continue to bear investment risk after a Share is tendered for repurchase and until the date as of which the Shares are valued for purposes of repurchase. In addition, a redemption fee equal to 1.00% of the value of the Shares repurchased by the Fund will apply if the date as of which the Shares are to be valued for purposes of repurchase is less than one year following the date of a Shareholder's initial investment in the Fund.

            The Fund expects to distribute cash to the holders of Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares.
Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase, Shareholders may receive in-kind distributions of investments from the Fund's portfolio
(valued in accordance with the Fund's valuation policies) in connection with the repurchase of Shares by the Fund. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale.
Shareholders receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Shareholders may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay. Any such distributions will be made on the same basis to all Shareholders in connection with any particular repurchase offer. For these various reasons, an investment in the Shares is suitable only for sophisticated investors. See "Repurchases of
Shares and Transfers."

            Conflicts of Interest. The Adviser, the Sub-Adviser and their affiliates, as well as many of the Hedge Fund Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Hedge Funds. In addition, investment professionals associated with the Adviser, the Sub-Adviser or Hedge Fund Managers may carry on investment activities for their own accounts and the accounts of family Shareholders
(collectively with other accounts managed by the Adviser, the Sub-Adviser and their affiliates, "Other Accounts"). The Fund and Hedge Funds have no interest in these activities. As a result of the foregoing, the Adviser, the Sub-Adviser and Hedge Fund Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

            There may be circumstances under which the Sub-Adviser or a Hedge
Fund Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's or a Hedge Fund's assets they commit to such investment. There also may be circumstances under which the Sub-Adviser or a Hedge Fund Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or a Hedge Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Sub-Adviser, and generally also the policy of the Hedge Fund Managers, that investment decisions for the Fund, Segregated Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among their clients, including the Fund and Hedge Funds.

            The Adviser, the Sub-Adviser, Hedge Fund Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and Hedge Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund or Hedge Funds. In addition, the Sub-Adviser and Hedge Fund
Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees and Incentive Allocation to which the Fund and its Shareholders are subject.

            Tax Risks. A non corporate Shareholder's share of the Fund's investment expenses (including, but not limited to, the Management Fee, the
Incentive Fee, the administration fee paid to the Adviser and the Fund's share of any fees payable by Hedge Funds to the Hedge Fund Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes.
Such expenses may be completely disallowed for purposes of determining the non corporate Shareholder's alternative minimum tax liability will apply. See
"Taxes."

            Distributions to Shareholders and Payment of Tax Liability. The Fund
is required to make certain annual distributions to Shareholders because the
Fund has elected to be taxed as a corporation for Federal income tax purposes and to seek to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The amount and times of any distributions will be determined in the sole discretion of the Board. Shareholders participating in the Fund's automatic dividend reinvestment program will not receive cash distributions, but will instead be issued additional Shares of equal value to the amount due them as a distribution.

            For Shareholders who were investors in the Fund while the Fund was treated as a partnership for Federal income tax purposes prior to June 30, 2005, the Fund generally did not make periodic distributions of this nature. Whether or not distributions were made, Shareholders will be required to pay applicable
Federal and state income taxes on their respective shares of the Fund's taxable income from that period, and may have to pay applicable taxes from other sources. See "Taxes."

            Possible Delays in Schedule K-1s. Prior to the Tax Conversion for
Shareholders who were investors in the Fund while the Fund was treated as a partnership for Federal income tax purposes, the Fund will distribute Schedules
K-1 for the 2005 tax reporting year to investors who were investors in the Fund prior to the Tax Conversion so that they can prepare their respective income tax returns. The preparation of such returns is each investor's sole responsibility.
The Fund's ability to provide final Schedules K-1 to investors for the 2005 tax year prior to April 15, 2006 will depend upon when it receives the requisite information from Hedge Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Shareholders should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. Investors should consult their personal tax advisers.

            Considerations for ERISA Plans and Other Tax-Exempt Entities.
Investors subject to the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase
Shares. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the
SAI. Because the Fund and the Hedge Funds in which it invests may use leverage, a tax-exempt investor who was an investor prior to the Tax Conversion may incur income tax liability to the extent the Fund's transactions were treated as giving rise to unrelated business taxable income. Because the Fund has elected to be taxed as a corporation (and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended), tax-exempt U.S. investors will no longer incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Hedge Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of
Fund Shares would give rise to unrelated business taxable income to such tax-exempt investor. See "Taxes."

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

            Hedge Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Hedge Funds. The Fund from time to time, may also invest in non-U.S. Hedge Funds that also are not registered under the Investment
Company Act. Investing in non-U.S. Hedge Funds have similar risks to investing in securities of non-U.S. companies and countries. Although the Sub-Adviser expects to receive detailed information from each Hedge Fund Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Sub-Adviser has little or no means of independently verifying this information. A Hedge Fund Manager may use proprietary investment strategies that are not fully disclosed to the Sub-Adviser, which may involve risks under some market conditions that are not anticipated by the Sub-Adviser. In addition, many
Hedge Fund Managers will not be registered as investment advisers under the
Investment Advisers Act of 1940 (the "Advisers Act") in reliance on certain exemptions from registration under that act. In such cases, Hedge Fund Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

            By investing in Hedge Funds and Segregated Accounts indirectly through the Fund, investors bear asset-based fees and performance-based incentive fees at the Fund level and asset-based fees and performance-based allocations at the Hedge Fund or Segregated Account level. Similarly,
Shareholders bear a proportionate share of the other operating expenses of the
Fund (including the Investor Servicing Fee and administrative expenses) and, indirectly, similar expenses of the Hedge Funds and Segregated Accounts. An investor who meets the conditions imposed by the Hedge Fund Managers, including investment minimums that may be considerably higher than the $50,000 minimum imposed by the Fund, could invest directly with the Hedge Fund Managers.

            Each Hedge Fund Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Hedge Fund Managers or the investment performance of the Fund generally.
Thus, a Hedge Fund Manager with positive investment performance will receive this allocation from the Fund (and indirectly from Shareholders) even if the
Fund's overall investment return is negative. Investment decisions of the Hedge
Fund Managers are made independently of each other. As a result, at any particular time, one Hedge Fund Manager may be purchasing shares of an issuer for a Hedge Fund or Segregated Account whose shares are being sold by another
Hedge Fund Manager for another Hedge Fund or Segregated Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

            Since the Fund may make additional investments in or effect withdrawals from a Hedge Fund only at certain times pursuant to limitations set forth in the governing documents of the Hedge Fund, the Fund from time to time:
may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase Shares; and may not be able to withdraw its investment in a Hedge
Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

            Hedge Funds may be permitted to redeem their Shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Hedge Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

            The Fund may agree to indemnify certain of the Hedge Funds and, subject to certain limitations imposed by the Investment Company Act, certain
Hedge Fund Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

            Segregated Account Allocations. The Fund may on occasion allocate its assets to a Hedge Fund Manager by retaining the Hedge Fund Manager to manage a Segregated Account for the Fund, rather than invest in the Hedge Fund
Manager's Hedge Fund. Segregated Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Hedge Fund Managers will trade, that the Fund could lose more in a
Segregated Account that is managed by a particular Hedge Fund Manager than the
Fund has allocated to such Hedge Fund Manager to invest. This risk may be avoided if the Fund, instead of retaining a Hedge Fund Manager to manage a separate account comprised of a designated portion of the Fund's assets, as separate investment vehicle for which a Hedge Fund Manager serves as general partner and the Fund is the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Segregated Accounts.

            Estimates. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Hedge Fund Manager regarding a Hedge Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Hedge Fund's annual audit.
Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Hedge Funds are completed.

            Certain securities in which Hedge Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Hedge Fund Managers, which valuations will be conclusive with respect to the Fund, even though Hedge Fund Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Hedge Fund Managers. Any such securities held by a Segregated Account will be valued at their "fair value" as determined in good faith by the Board.

                       USE OF PROCEEDS OF FUND'S OFFERING

            The Fund will use the proceeds of the offering of its shares to invest in accordance with its investment objective and policies.

                       INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

            The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. Current income is not an objective.
No assurance can be given that the Fund will achieve its investment objective.

            The Fund's investment objective is fundamental and may not be changed without the approval of Shareholders. However, except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board.
The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

            The Fund pursues its investment objective by allocating its assets for investment among a select group of Hedge Fund Managers that are alternative asset managers employing a wide range of specialized investment strategies. It will allocate its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Sub-Adviser is primarily responsible for selecting the Hedge
Fund Managers and determining the portion of the Fund's assets to be allocated to each Hedge Fund Manager, subject to the general supervision of the Adviser and the Board. The Fund will implement these allocation decisions primarily by investing in Hedge Funds that are managed by Hedge Fund Managers selected by the
Sub-Adviser.

            Hedge Funds are generally private U.S. investment funds, although they may consist of certain qualifying non-U.S. private funds as well. In the
U.S., such funds are typically organized as limited partnerships, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. The typical Hedge Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

            The Sub-Adviser takes a three-tiered approach to asset allocation and Hedge Fund Manager selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies;
second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of Hedge
Fund Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

            The investment programs of the Hedge Fund Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. Market neutral investment strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of debt, equity and other markets. Many of the investment programs of Hedge Fund Managers involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Directional strategies include investment programs that exhibit a higher correlation to general market performance. In allocating the Fund's assets among Hedge Fund Managers that pursue directional strategies, the
Sub-Adviser will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.

            The investment strategies of the Hedge Fund Managers may include, among others:

o           Long/short equity. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on a Hedge Fund
            Manager's discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. These types of portfolios usually have net long or short exposure significantly different than zero, distinguishing them from equity hedging and arbitrage strategies.

o     Equity hedging and arbitrage. This strategy generally involves creating simultaneously long and short matched equity portfolios of the same size within a country. Equity market neutral portfolios are usually designed to be either beta (a measure of an equity security's volatility relative to the equity market) or currency neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures as well. Leverage is often applied to enhance returns. Arbitrage is designed to exploit equity market inefficiencies.

o           Fixed income hedging and arbitrage. This strategy seeks to exploit pricing anomalies within and across global fixed income markets and their derivative products using leverage to enhance returns.

o           Currency hedging and arbitrage. This strategy seeks to capture the price differential between a basket currency and its component currencies.

o           Index arbitrage. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

o           Interest rate arbitrage. This strategy seeks to exploit price anomalies between related securities with prices that fluctuate in response to interest rate movements.

o           Merger arbitrage. This strategy involves investing simultaneously in long and short positions in companies involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.

o           Convertible bond and warrant hedging. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.

o           Statistical long/short equity. This strategy involves constructing portfolios of offsetting long and short equity positions using mathematical or statistical techniques to identify relative value between long and short positions.

o           Pairs trading. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

o           Event driven. This strategy involves taking long or short positions in a security based on the expected value of the security upon completion of a certain transaction or event.

o           Distressed issuer. This strategy involves investing in debt or equity securities of issuers involved in the bankruptcy or reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities.

            Hedge Fund Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments.
Hedge Fund Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

            The Fund will not be limited with respect to the types of investment strategies that Hedge Fund Managers may employ or the markets (including
non-U.S. markets) or instruments in which they invest. The Sub-Adviser will continuously monitor for attractive investment opportunities resulting from marketing inefficiencies that it believes can be successfully exploited by hedge fund strategies. As such opportunities arise, the Sub-Adviser will seek to allocate the Fund's assets to Hedge Fund Managers that it believes will most effectively respond to such opportunities. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio; access to a diverse group of Hedge Fund Managers that utilize varying investment styles and strategies; reduced risk exposure that comes from investing with multiple Hedge
Fund Managers that have exhibited low volatility of investment returns and low correlation to one another. The Sub-Adviser expects generally to allocate the
Fund's assets to approximately 10 to 20 Hedge Fund Managers.

            The multi-manager approach followed by the Fund will involve allocation of the Fund's assets to Hedge Fund Managers that employ various investment styles and strategies and will provide investors access to a variety of Hedge Fund Managers. The Fund will invest in various types of Hedge Funds managed by Hedge Fund Managers, including limited partnerships, joint ventures, other investment companies and similar entities. The Fund from time to time, may invest in non-U.S. Hedge Funds. However, the Fund may on occasion retain one or more Hedge Fund Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or as separate investment vehicles in which a Hedge Fund Manager serves as general partner and the Fund is the sole limited partner). (Any arrangement in which the Fund retains a Hedge Fund
Manager to manage an account or investment vehicle for the Fund is referred to as a "Segregated Account.") The retention of a Hedge Fund Manager to manage a
Segregated Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Managers") who are not "Interested
persons," as defined by the Investment Company Act, of the Fund or the Hedge
Fund Manager (the "Independent Managers"). The retention of a Hedge Fund Manager will in such cases also be subject to approval by Shareholders, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement.
The Fund's participation in any Segregated Account arrangement will be subject to the requirement that the Hedge Fund Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the
Hedge Fund Manager will be subject to the requirements of the Investment Company
Act applicable to investment advisory contracts.

            Hedge Fund Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Hedge
Fund Manager's performance during various time periods and market cycles; the
Hedge Fund Manager's reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Hedge Fund Manager's organization, including internal and external professional staff; and whether key personnel of the Hedge Fund Manager have substantial personal investments in the Hedge Fund Manager's investment program.

            Not more than 10% of the Fund's net assets will be allocated to any one Hedge Fund Manager. In addition, the Fund will limit its investment position in any one Hedge Fund to less than 5% of the Hedge Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Hedge Fund in which it holds 5% or more of the outstanding interests will not be subject to various
Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Hedge Funds deemed attractive by the Sub-Adviser, the Fund may purchase non-voting securities of
Hedge Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Hedge Fund that in the aggregate represent 25% or more of the Hedge Fund's outstanding equity.

            Hedge Fund Managers will generally invest primarily in marketable securities, although certain Hedge Fund Managers may also invest in privately placed securities and other investments that are illiquid. Shares in Hedge Funds will not themselves be marketable and will only have limited liquidity. Hedge
Fund Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Hedge Fund Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Hedge Funds, Hedge Fund Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Fund). This involves various risks, including those associated with the fact that Hedge Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of related industries. However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the
Investment Company Act, will apply in the case of Segregated Accounts.

            The Sub-Adviser will regularly evaluate each Hedge Fund Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.
Based on these evaluations, the Sub-Adviser may allocate and reallocate the
Fund's assets among Hedge Fund Managers, may terminate existing Hedge Fund
Managers and may select additional Hedge Fund Managers, subject to the condition that the selection of a new Hedge Fund Manager requires approval of the Board and Shareholders, unless the Fund seeks and obtains an SEC order exempting it from certain provisions of the Investment Company Act. The Fund may seek to obtain an SEC order exempting it from the requirement that Shareholders approve
Hedge Fund Managers that are retained to manage Segregated Accounts. However, no assurance can be given that such an order will be issued.

BORROWING; USE OF LEVERAGE

            The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Hedge Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Hedge Fund Managers may make extensive use of leverage. See "Risk Factors--Leverage; Borrowing."

            The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Hedge Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Hedge Funds. The
Asset Coverage Requirement will apply to borrowings by Segregated Accounts, as well as to other transactions by Segregated Accounts that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for Segregated Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement;
(ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Segregated Account's ability to otherwise invest those assets or dispose of those securities.

SHORT SELLING

            Hedge Funds and Segregated Accounts may sell securities short. To effect a short sale, the Hedge Fund or Segregated Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Hedge Fund or Segregated Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Hedge Fund or Segregated
Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. A short sale creates a risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover a short position. See "Risk Factors--Short Selling."

DERIVATIVES

            Hedge Funds and Segregated Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See
"Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

            The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the
Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                             MANAGEMENT OF THE FUND

GENERAL

            The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are
Independent Managers.

            OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). It has operated as an investment adviser since January 1960. The Adviser (including its subsidiaries) managed more than $180 billion of assets as of June 30, 2005. Its clients include the Oppenheimer mutual funds with more than 7 million shareholder accounts. The Adviser is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008 and is an indirect, majority owned subsidiary of Massachusetts Mutual Life Insurance Company.

            Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The
Adviser is authorized, subject to the approval of the Board and Shareholders, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

            As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the
"Management Fee") computed at the annual rate of 1.20% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares or accrual of Incentive Fees). The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive in such capacity the performance-based Incentive Fee described below under "Management of the Fund-- Incentive Fee."

            Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the
Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.
Since 1984, the Sub-Adviser and its affiliates have provided alternative investment solutions to a diverse client base including financial institutions, mutual funds, other investment companies and high net worth individuals. These services include tracking and evaluating over 2,000 domestic and offshore investment funds. The Sub-Adviser and its affiliates were responsible for the allocation of over $4.3 billion of client assets among alternative investment strategies, as of June 30, 2005. The Sub-Adviser is located at 555 Theodore
Fremd Avenue, Rye, New York 10580, and since October 1, 2001 has been a majority owned subsidiary of Oppenheimer Acquisition Corporation, which in turn is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company. The
Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the amount of the
Management Fee earned by the Adviser pursuant to the Advisory Agreement. The
Adviser also pays the Sub-Adviser the full amount of the Incentive Fee. These fees are payable by the Adviser and not the Fund). The Sub-Adviser's retention as the Fund's sub-adviser was approved by the Board and was also approved by the
Adviser as the Fund's sole initial investor.

            Portfolio Manager. The portfolio manager of the Fund is Timothy J.
Birney, who is primarily responsible for selecting the Fund's investments in
Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr.
Birney has been a Vice President and portfolio manager of the Sub-Adviser since
January 2005 and was Investment Management Associate for Tremont Capital, Inc.,
the parent company of the Sub-Adviser, from November 2003 to January 2005. From
May 2002 through November 2003, Mr. Birney served as Vice President at Asset
Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice
President and Research Portfolio Manager of Alternative Asset Management at
Nikko Securities Co. International, Inc.

            The SAI provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

ADMINISTRATIVE SERVICES

            Under the terms of an administration agreement with the Fund, the
Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling Shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of
Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the
Fund will pay the Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares or the accrual of the Incentive
Fees) (the "Administration Fee").

INCENTIVE FEE

            The Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee equal to 5% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the
"Preferred Return" (described below), subject to reduction of that excess for prior losses that have not been previously offset against net profits (the
"Incentive Fee"). The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a "high water mark". The Incentive Fee will be accrued monthly and is generally payable annually. For purposes of both the accrual and payment of the Incentive Fee, the
Preferred Return is equal to an annual percentage rate of 8%.

            As to the Incentive Fees, the Fund will calculate and accrue any liability for the Incentive Fee monthly, based on the Fund's performance. The
Fund's net asset value will be reduced or increased each month to reflect this accrual. An increase in the Fund's net asset value will occur only as a result of a reversal of any prior Incentive Fee accruals, if the Fund's current year's cumulative return does not exceed the Preferred Return. No incentive fee will be accrued or payable for any current period unless losses from prior periods have been recovered by the Fund. If the Fund has no prior losses, but its performance is negative, the Fund will track its high water mark or "cumulative loss" in a memorandum account ("Loss Carryforward Memorandum Account") on a monthly basis, and no Incentive Fee will be accrued for that month. If the Fund has a net loss for the current calendar year and has not recovered losses from the prior calendar year (i.e., has not regained its high water mark), there will be no accrual of an Incentive Fee, and the Fund will add the losses incurred by the
Fund to the Loss Carryforward Memorandum Account. If the Fund has no prior losses, and its performance is positive for the current calendar year, the Fund will accrue an Incentive Fee only after the Fund's performance exceeds the
Preferred Return.

            Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss in proportion to the number of shares repurchased by the Fund, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. Corresponding upward adjustments are made when investors purchase shares, so that the amount of cumulative loss is adjusted upward to reflect the effect of such new purchases.

            Because of the monthly accrual of the Incentive Fee, an investor who buys Shares will pay a price per Share equal to the Fund's net asset value per
Share adjusted to reflect accruals during the course of the year. The Fund's net asset value will be decreased by the accruals of the Incentive Fee during periods of net profits in excess of the Preferred Return, while net asset value will be increased by reversals of previously accrued Incentive Fees if the
Fund's current year's cumulative return does not exceed the Preferred Return. If the Incentive Fee accruals are reversed, as a result of the Fund's current year's cumulative return not exceeding the Preferred Return, investors who purchased Shares at the time an Incentive Fee was accrued will receive a greater benefit from the reversal relative to Shareholders who held Shares throughout the period in which the Incentive Fee was accrued.

            The Incentive Fee presents risks that are not present in funds without an incentive fee. The overall fees, expenses and the Incentive Fee payable by the Fund or indirectly borne by its investors will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the
Fund.

ACCOUNTING AND CUSTODY SERVICES

            PFPC Inc. ("PFPC") provides various fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund will pay PFPC a monthly fee which is not expected to exceed
0.25% of the Fund's net assets on an annual basis and will reimburse PFPC for certain out-of-pocket expenses. PFPC Trust Company, an affiliate of PFPC, serves as the Fund's custodian and maintains custody of the Fund's assets. The principal business address of PFPC and PFPC Trust Company is 400 Bellevue
Parkway, Wilmington, Delaware 19809.

INVESTOR SERVICING ARRANGEMENTS

            Under the terms of an investor servicing agreement between the Fund and the Distributor (the "Investor Servicing Agreement"), the Distributor is
authorized to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Shareholders and the Fund;
assisting in the establishment and maintenance of Shareholder accounts with the
Fund; assisting in the maintenance of Fund records containing Shareholder information; and providing such other information and Shareholder liaison services as the Distributor may reasonably request. Under the Investor Servicing
Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Shares held by investors that receive services from the Investor
Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Shares or the Incentive Allocation); or (ii) the
Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

            Prospective investors should be aware that these payments could create incentives on the part of the brokers and dealers to more positively consider the Fund relative to investment funds for which those parties are not eligible for payments of this nature (or for which only smaller payments are made). Additional detail regarding these payments may be obtained directly from your financial representative.

FUND EXPENSES

            The Fund will bear its own expenses including, but not limited to:
the Management Fee; the Administration Fee; fees for Investor Services; any taxes; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by the Hedge Fund Managers and Hedge Funds, costs associated with organizing and operating Segregated Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the
Independent Managers and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of
Shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

            Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

            The Fund's organizational expenses were borne voluntarily by the
Adviser. Initial offering costs were charged to capital and were borne by the
Adviser as a Shareholder of the Fund upon commencement of the Fund's operations.

CAPITALIZATION AT MAY 31, 2005

---------------------------------------------------------------------------------
                                                                Amount Held by
                                                              Registrant or for
Title of Class                    Authorized    Outstanding      its Account
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Limited Liability Company         110,000,000    81,410,687           0
Interest
---------------------------------------------------------------------------------

            Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 30 present and former Directors or Trustees and
8 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on
January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

            The defendants believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Adviser and the
Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

                             INVESTOR QUALIFICATIONS

            Shares are being offered only to investors that are "Qualified
Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers" as defined by the
Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition,
Shares are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below. You must complete and sign an investor certification that you meet these requirements before you may invest in the
Fund. The form of this investor certification is contained in Appendix A of this prospectus. The Fund will not be obligated to sell to brokers or dealers any
Shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

            A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986,
as amended (the "Code")); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S.
persons have the authority to control all substantial decisions of such trust.

                       REPURCHASES OF SHARES AND TRANSFERS

NO RIGHT OF REDEMPTION

            No Shareholder or other person holding Shares acquired from a
Shareholder will have the right to require the Fund to redeem such Shares. There is no public market for Shares, and none is expected to develop. With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of Shares in violation of the LLC Agreement will not be permitted and will be void. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. For information on the Fund's policies regarding transfers of Shares, see "Repurchases and Transfers of Shares--Transfers of
Shares" in the SAI.

REPURCHASES OF SHARES

            The Fund from time to time will offer to repurchase outstanding
Shares pursuant to written tenders by Shareholders. Repurchase offers will be made at such times and on such terms (including as to number of Shares) as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Shares. A redemption fee equal to 1.00% of the value of the Shares repurchased by the Fund will apply if the date as of which the Shares are to be valued for purposes of repurchase is less than one year following the date of a Shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

BOARD CONSIDERATIONS

            In determining whether the Fund should repurchase Shares from
Shareholders pursuant to written tenders, the Board will consider the recommendations of the Adviser. Subject to certain notice requirements, the Fund intends to offer to repurchase Shares in December 2005, and thereafter, four times a year, as of the last business day of March, June, September and
December. Subject to certain notice requirements, the Fund will be dissolved if the Shares of any Shareholder that has submitted a written request for repurchase of its Shares has not been repurchased by the Fund within a period of two years after the Shareholder's request. See "Repurchases and Transfers of
Shares--Repurchase Offers" in the SAI. The Board will also consider the following factors, among others, in making its determination:

o     whether any Shareholders have requested to tender Shares or portions thereof to the
            Fund;

o     the liquidity of the Fund's assets;

o     the investment plans and working capital requirements of the Fund;

o     the relative economies of scale with respect to the size of the Fund;

o     the history of the Fund in repurchasing Shares or portions thereof;

o     the economic condition of the securities markets; and

o     the anticipated tax consequences of any proposed repurchases of Shares or portions thereof.

            The Board will determine that the Fund repurchase Shares from
Shareholders pursuant to written tenders only on terms the Board determines to be fair to the Fund and Shareholders, and subject to certain regulatory requirements imposed by SEC rules. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each
Shareholder describing the terms of the offer, and containing information that
Shareholders should consider in deciding whether to tender Shares for repurchase. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain the estimated net asset value of their Shares from the Adviser during the period the offer remains open.

GAIN OR LOSS ON SALE OF SHARES

            When Shares are repurchased by the Fund, Shareholders will generally receive cash distributions equal to the value of the Shares repurchased, less the redemption fee, if applicable. However, in the sole discretion of the Fund, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for the Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. See "Risk Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of
Shares.

            A Shareholder that tenders Shares and who is subject to federal, state or local income tax will generally have a taxable event when the Shares are repurchased. Gain or loss, if any, will be recognized by a tendering
Shareholder to the extent the total proceeds received by the Shareholder exceed the Shareholder's adjusted tax basis in the Shares. A loss, if any, will be recognized only after the Shareholder has received full payment under the promissory note that will be given to the Shareholder prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

            Due to liquidity restraints associated with the Fund's investments in Hedge Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of the next business day after the date by which Shareholders must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Shares repurchased approximately 45 days after the Valuation Date.

            Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding value of the Shares as of a date proximate to the
Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its Shares in Hedge Funds to make such payments, but has experienced delays in receiving payments from the
Hedge Funds.

            A Shareholder who tenders for repurchase only a portion of such
Shareholder's Shares will be required to maintain a capital account balance of
$50,000. If a Shareholder tenders a portion of such Shareholder's Shares and the repurchase of that portion would cause the Shareholder's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained.

            Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

            Special Considerations and Risks of Repurchases. In addition to the limitations and risks discussed elsewhere in this Prospectus, there are a number of other factors affecting Share Repurchases that investors should consider, as summarized below:

o           Early Repurchase Fee. You may be subject to an Early Repurchase Fee on Shares that are repurchased if the date as of which the Shares are to be valued for purposes of repurchase is less than one year following the date of the Shareholder's initial investment in the
            Fund.

o     Decrease in Fund Assets. Although the Board believes that the Fund's policy of making repurchase offers will generally benefit Shareholders by providing liquidity, the repurchase of Shares could cause the Fund's total assets to decrease unless offset by new sales of Shares. The Fund's expense ratio might therefore increase as a result of repurchases. Repurchase offers might also decrease the
            Fund's investment flexibility, in part because of the Fund's need to hold liquid assets to satisfy repurchase requests. The impact may depend on the number of Shares that the Fund repurchases and the ability of the Fund to sell additional Shares.

o           Asset Coverage for Borrowings. Repurchases of Shares may
            significantly reduce the asset coverage for any Fund borrowings. The
            Fund may not repurchase Shares if the repurchase results in its asset coverage levels falling below the requirements of the
            Investment Company Act. As a result, in order to be able to repurchase Shares tendered, the Fund may be forced to repay all or a part of its outstanding borrowings to maintain the required asset coverage.

o           Forced Sale of Portfolio Securities. To complete a repurchase offer, the Fund might be required to sell portfolio securities to raise cash. This might cause the Fund to realize gains or losses at a time when the Sub-Adviser would otherwise not want the Fund to do so. It might increase portfolio turnover and the Fund's portfolio transaction expenses, reducing the Fund's net income to distribute to Shareholders.

o     Dividends, Capital Gains and Taxes. Certain Shareholders may incur state tax liability upon the Fund's repurchase of their Shares. See "Dividends, Capital
            Gains and Taxes."

MANDATORY REDEMPTION BY THE FUND

            The LLC Agreement provides that the Fund may redeem Shares of a
Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if: ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of certain laws;
continued ownership of the Shares may adversely affect the Fund; any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Shares.
Shareholders whose Shares are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the
Shareholder's purchase of the Shares.

                         CALCULATION OF NET ASSET VALUE

            The Fund sells its Shares at their offering price, which is equal to the "net asset value" per Share, plus the applicable sales load described in the
"Summary of Fund Expenses" on page 1. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year which is also the last day of each taxable year (March 31),
(ii) the day preceding the date as of which any Shares of the Fund are purchased, or (iii) any day as of which the Fund repurchases any Shares. The
Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

            In computing net asset value, the Fund will value interests in Hedge
Funds at their fair value in accordance with procedures adopted by the Board, which the Board has determined will ordinarily be the values of those interests as determined by the Hedge Fund Managers of the Hedge Funds in accordance with policies established by the Hedge Funds. Other securities and assets of the Fund
(including securities and other investments held by Segregated Accounts) will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

            The Fund's procedures adopted by the Board are designed to provide the Board with monthly information from the Hedge Funds on which the Fund may reliably determine the value of its investment in Hedge Funds and its month-end net asset value. The Fund typically receives information from the Hedge Funds, as of month-end, within 15 business days after month-end.

            As a general matter, the fair value of the Fund's interest in a
Hedge Fund will represent the amount that the Fund could reasonably expect to receive from a Hedge Fund if the Fund's interests were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a
Hedge Fund does not report a month-end value to the Fund on a timely basis, the
Fund would determine the fair value of such Hedge Fund based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund determines its net asset value. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or
"final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

            Prior to investing in any Hedge Fund, the Sub-Adviser will conduct a due diligence review of the valuation methodology used by the Hedge Fund, which as a general matter will utilize market values when available, and otherwise utilize fair value principles that the Sub-Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.

            The Sub-Adviser monitors all Hedge Funds and compares the individual monthly results of each Hedge Fund with that of other private hedge fund managers that use the same type of investment strategy. In the unusual circumstance where a Hedge Fund's performance is not in line with its peer group, the Sub-Adviser will contact the Hedge Fund's investment manager and attempt to find a logical and reasonable explanation for the disparity in returns. Any outlying results, either positive or negative, are followed up with the Hedge Fund's investment manager to determine the cause and to see if further review of the situation is required. If, based on relevant information available to the Sub-Adviser at the time the Fund values its portfolio, the Sub-Adviser concludes that the value provided by the Hedge Fund does not represent the fair value of the Fund's interests in the Hedge Fund, the Sub-Adviser will take steps to recommend a fair value for the Fund's interests in the Hedge Fund to the
Fund's Board for its consideration.

            Prospective investors should be aware that there can be no assurance that the fair values of interests in Hedge Funds as determined under the procedures described above will in all cases be accurate to the extent that the
Fund, the Board and the Sub-Adviser do not generally have access to all necessary financial and other information relating to the Hedge Funds to determine independently the net asset values of those funds. The Board's results in accurately fair valuing securities whose market value is not readily ascertainable are subject to inaccuracies and that its valuation of portfolio positions could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

            This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

            Dividends. The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio, the expenses borne by the Fund's shares, any distributions made to the Fund by the underlying Hedge Funds or Segregated Accounts, and applicable distribution requirements imposed on the Fund by Subchapter M under the Internal
Revenue Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

            Capital Gains Distributions. A Hedge Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

            Choice for Receiving Distributions. When you open your account, specify on your application how you want to receive your dividends and distributions. There are two options available:

o     Reinvest All  Distributions  in the Fund.  You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

o     Receive All  Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions.

            Under the reinvestment program, additional Fund shares will be issued to a Shareholder, on the distribution payment date, in an amount equal to the amount of the cash distribution that the Shareholder would have otherwise received. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund.

            Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional
Fund shares (provided that a minimum account balance of $50,000, as of the date that the Fund values shares for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, or for additional information about this program, please contact OppenheimerFunds
Services at 1.800.858.9826. Shareholders who held Shares prior to July 1, 2005 will be enrolled in this program unless they elect otherwise as just described.
This program may not be available for accounts held through certain financial intermediaries. Dividends and distributions are taxable to Shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.

                                      TAXES

            Prior to July 1, 2005, the Fund was treated as a partnership for
Federal income tax purposes. As of that date, however, the Fund elected to be taxed as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Tax Conversion"),
so that the Fund is no longer treated as a partnership for Federal tax purposes.
(The election of the Fund to be taxed as a corporation for Federal income tax purposes should not be a taxable event to the Shareholders.)

            The following is a summary of certain aspects of the income taxation of the Fund and its Shareholders that should be considered by investors, including those investors who were investors in the Fund prior to the Tax
Conversion. The Fund has not sought a ruling from the Internal Revenue Service
(the "IRS") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the
Fund as a partnership for Federal income tax purposes prior to the Tax
Conversion.

            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the
"Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.
This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund for investors who were investors prior to the Tax Conversion. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

            Investors should consult with their own tax advisers in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Tax-exempt investors who were investors prior to the Tax Conversion are urged to consult their own counsel regarding their investment in the Fund.

            Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in Hedge Funds.

TAX TREATMENT AFTER THE TAX CONVERSION

            The Fund intends to qualify as a regulated investment company under
Subchapter M of the Internal Revenue Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). Tax-exempt
U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Fund Shares would give rise to unrelated business taxable income to such tax-exempt investor. The Sub-Adviser shall be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and shall be responsible for assessing whether Fund is in compliance with applicable requirements under Subchapter M of the Internal Revenue Code.

            You should be aware of the following tax implications of investing in the Fund:

o           Whether tax-exempt investors receive them in cash or reinvest them, dividends and capital gains distributions may be subject to state and local taxes.
o           Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning on or before December 31, 2008, dividends paid from net investment taxable income that are designated by the Fund as being derived from
            "qualified dividend income" are taxable to individuals at the rates applicable to long-term capital gains. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your shares.
o           Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.
o           Because the Fund's share prices fluctuate, you may have a capital gain or loss when your shares are repurchased or you exchange them.
            A capital gain or loss is the difference between the price you paid for the shares and the price you received when they were accepted for repurchase or exchange. Generally, when shares of the Fund you have tendered are repurchased, you must recognize any capital gain or loss on those shares. Capital gains will be long-term or short-term depending on how long you have held the shares.
o           If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable
            distribution.
o           You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

            Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders.
The Fund will identify returns of capital in shareholder notices.

            Subchapter M Requirements. Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Internal Revenue Code requires significant support from the underlying Hedge Funds. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Hedge Funds. The risks of not receiving accurate information from the Hedge Funds are failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

TAX TREATMENT OF FUND OPERATIONS PRIOR TO THE TAX CONVERSION

            Classification of the Fund. The Fund received an opinion of counsel that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the
Code and the Regulations, and based upon certain representations of the Board, the Fund was treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the Shares in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Shares will not be and have not been traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section
7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify and has not qualified under the private placement safe harbor set forth in the Section 7704
Regulations if the Fund has more than 100 Shareholders.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether Shares in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Counsel also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section
7704, the text of the Section 7704 Regulations and certain representations of the Fund, the Fund Shares will not be and has not been readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be and has not been treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Shares, would be treated as dividend income when received by Fund investors to the extent of the current or accumulated earnings and profits of the Fund; and Fund investors would not be entitled to report profits or losses realized by the Fund.

            Prior to the Tax Conversion, the Fund's treatment as a partnership for Federal income tax purposes, did not subject the Fund itself to Federal income tax. The Fund will file an annual partnership information return for 2005 with the IRS which reports the results of its operations as a partnership. Each investor who was an investor prior to the Tax Conversion, is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law prior to the Tax Conversion, see
"Tax Aspects - Tax Treatment before the Tax Conversion" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

            The Distributor acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a General
Distributor's Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 6803 South Tucson Way, Englewood, Colorado
80112, and is an affiliate of the Adviser and the Sub-Adviser.

            Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the
Shares. The Distributor does not intend to make a market in Shares. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

PURCHASE TERMS

            Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $50,000 (less the applicable sales load). Subsequent investments must be at least $5,000 (less the applicable sales load). These minimums may be modified by the Fund from time to time. Shares are sold subject to a sales load, described in the "Summary of Fund Expenses," on page 1 of this prospectus.

            Under a Right of Accumulation, the amount of each additional investment in the Fund by such a Shareholder will be aggregated with the amount of the Shareholder's initial investment and any other additional investments in the Fund (net of the value of all Shares held by the Shareholder repurchased by the Fund) in determining the applicable sales load. A Right of Accumulation also permits an investor's investment in the Fund to be combined with investments made by the investor's spouse, or for individual accounts, joint accounts of the investor, and for trust or custodial accounts on behalf of the investor's children who are minors. A fiduciary can count all Shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at the current offering price, of Shares previously purchased and currently owned to the value of Shares currently purchased to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment. For purposes of determining the sales load for your investments in the Fund, the Right of Accumulation privileges do not apply to investments in other funds managed by OppenheimerFunds, Inc. or its affiliates. The Fund no longer honors Letters of Intent.

            The sales load may also be reduced or waived in certain cases with respect to purchases of Shares by certain purchasers, including: persons affiliated with the Adviser (or with its affiliates); brokers and dealers that use Shares in connection with investment products they offer or that sell Shares to defined contribution plans for which the broker or dealer provides administration services; and certain retirement plans and deferred compensation plans. For further information, see Appendix A of the SAI. To be eligible to receive a reduction or waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the
Distributor or the selling broker or dealer when making an investment.

            The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to brokers and dealers of up to 1% of the value of Shares sold by such brokers and dealers.
The maximum underwriting compensation to be paid to underwriters and related persons in connect with the initial offering of Shares will not exceed 8% of the initial gross proceeds of Shares sold. Such compensation consists of the maximum sales load of 2.5% and the 1% additional compensation described above. The
Adviser in its discretion and from its own assets may pay to certain broker-dealers and certain financial advisers in respect of their customers'
investments in the Fund an additional amount not to exceed 0.50% (on an annualized basis) of the aggregate value of outstanding Shares held by such customers.

            Prospective investors should be aware that these payments could create incentives on the part of the brokers and dealers to more positively consider the Fund relative to investment funds for which those parties are not eligible for payments of this nature (or for which only smaller payments are made). Additional detail regarding these payments may be obtained directly from your financial representative.

            All investor funds for the purchase of Shares will be deposited in an escrow account maintained by PFPC, as escrow agent, at PNC Bank, Delaware, for the benefit of the investors without interest. Absent unusual circumstances, escrowed funds will be deposited by noon on the next business day after receipt by the Fund or by the Distributor. The escrowed funds will be invested only in the permissible investments as required under Federal securities law. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

            Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Shares except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix
A of this prospectus. An investor's certification must be received by the
Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

            The LLC Agreement is contained in Appendix B of this prospectus.
Each new investor will agree to be bound by all of its terms by executing the investor certification form.

            Each Share of the Fund represents an interest in the Fund
proportionately equal to the interest of each other Share. Each Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. The Fund's Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to
Shareholders after all expenses and debts have been paid.

            Patriot Act Anti-Money Laundering Requirements. The USA Patriot Act
(the "Patriot Act"), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. When you open an account, the Fund may request information, including your name, your date of birth (for a natural person), your residential street address or principal place of business, your Social Security Number or Employer
Identification Number, or other government issued identification. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use the information to verify the identity of investors or the status of financial advisers and may reject purchase orders or redeem any amounts in the Fund if they are unable to do so.
The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

                               GENERAL INFORMATION

            The Fund was formed as a limited liability company under the laws of the State of Delaware on October 3, 2001. The Fund's address is Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008,
and its telephone number is (212) 323-0200. The Fund is registered under the
Investment Company Act as a closed-end, non-diversified management investment company.

                          TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

BOARD OF DIRECTORS

INVESTMENT ADVISORY SERVICES

CONFLICTS OF INTEREST

TAX ASPECTS

ERISA CONSIDERATIONS

BROKERAGE

VALUATION OF ASSETS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

CUSTODIAN

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

SUMMARY OF LLC AGREEMENT

FUND ADVERTISING AND SALES MATERIAL

NO LETTER OF INTENT; LIMITED RIGHT OF ACCUMULATION

FINANCIAL STATEMENTS

APPENDIX A - SALES LOAD WAIVERS

                                       A-2

                                       A-1
                                                                                  APPENDIX A

                             INVESTOR CERTIFICATION

....... I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net
Worth Requirement"); (B) an irrevocable trust that meets the Net Worth
Requirement; (C) a revocable trust and each grantor of the trust meets the Net
Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net
Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the
Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth
Requirement.

....... I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the
Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

....... I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the
"Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers"
provisions in the prospectus.

....... I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the
Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service
("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,** or (3) the IRS has notified me that I am no longer subject to backup withholding. I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

....... If I am the fiduciary executing this Investor Certificate on behalf of a
Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the
Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under
ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the
Plan and the Fiduciary; and (iii) the risks associated with an investment in the
Fund and the fact that I will be unable to redeem the investment. However, the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

....... I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the
Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify OppenheimerFunds, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

....... By signing below, I hereby execute, as a Shareholder, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the
"Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

NOTE: If the shareholders of a joint account are not spouses, both shareholders must sign this certification.

By:  ____________________        Print Name (and Title, if applicable):
----------------------

By:  ____________________        Print Name (and Title, if applicable):
----------------------

Error! Unknown document property name.

                                                                                  APPENDIX B

                            ------------------------------------

                               OPPENHEIMER TREMONT
                              OPPORTUNITY FUND, LLC

                     (A Delaware Limited Liability Company)

                            ------------------------------------

               FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

                            Dated as of July 1, 2005

                            ------------------------------------

                 Two World Financial Center, 225 Liberty Street, 11th Floor
                             New York, NY 10281-1008
                                 (212) 323-0200

                                   ii

ARTICLE IV TERMINATION OF STATUS OR REMOVAL OF DIRECTORS, TRANSFERS AND REPURCHASES 15

                                  B-31

                         OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
               FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

            THIS FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") is amended and restated as of July 1, 2005, to become effective upon the effective date of the
Fund's Subchapter M Transition (as defined herein).

            WHEREAS, the Fund has been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial
Certificate of Formation dated and filed with the Secretary of State of the
State of Delaware on October 3, 2001 (as modified by a certificate of amendment dated May 21, 2003) (the "Certificate");

            WHEREAS, the Fund has operated since November 19, 2001 pursuant to an initial Limited Liability Company Agreement (the "Initial Agreement") dated as of such date by and among Ronald J. Abdow, John V. Murphy and Peter I. Wold as the Directors, OppenheimerFunds, Inc. as the Adviser and Organizational
Member, Tremont Partners, Inc., as the company designated by the Adviser as the
"Special Advisory Member" under that Initial Agreement, and those persons thereafter admitted as Members;

            WHEREAS, in connection with the Subchapter M Transition contemplated by Article VI hereof, the Directors of the Fund have amended the Initial
Agreement under the authority granted them pursuant to Sections 8.1(a) and
8.1(b) thereof, with the notice and reasonable opportunity to withdraw as a
Member contemplated by Section 8.1(b)(2) thereof having been or to be given on or about May 18, 2005; and

            WHEREAS, this Agreement is being amended and restated to supersede and replace all provisions relating, directly or indirectly, to the Fund's prior operation as a partnership for Federal tax purposes.

            NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS
            For purposes of this Agreement:

Administrator                     The person who provides administrative
                                  services to the Fund pursuant to an
                                  administrative services agreement.

Adviser                           OppenheimerFunds, Inc., a corporation
                                  organized under Colorado law, or any person
                                  who may hereafter serve as the investment
                                  adviser to the Fund pursuant to an Investment
                                  Advisory Agreement. The Adviser also served
                                  as the Fund's Organizational Member.

Advisers                          Act The Investment Advisers Act of 1940 and
                                  the rules, regulations and orders thereunder,
                                  as amended from time to time, or any successor
                                  law.

Affiliate                         An affiliated person of a person as such term
                                  is defined in the 1940 Act.

Agreement                         This First Amended and Restated Limited
                                  Liability Company Agreement, as amended from
                                  time to time.

Board                             of Directors The Board of Directors
                                  established pursuant to Section 2.6.

Certificate                       The Certificate of Formation of the Fund and
                                  any amendments thereto as filed with the
                                  office of the Secretary of State of the State
                                  of Delaware.

Closing                           Date The first date on or as of which a person
                                  other than an Organizational Member was
                                  admitted to the Fund as a Member.

Code                              The U.S. Internal Revenue Code of 1986, as
                                  amended, and as hereafter amended from time
                                  to time, or any successor law.

Delaware                          Act The Delaware Limited Liability Company Act
                                  as in effect on the date hereof and as amended
                                  from time to time, or any successor law.

Director                          An individual designated as a Director of the
                                  Fund pursuant to the provisions of Section 2.6
                                  hereof and who serves on the Board of
                                  Directors of the Fund.

Fiscal Period                     The period commencing on the Closing Date,
                                  and thereafter each period commencing on the
                                  day immediately following the last day of the
                                  preceding Fiscal Period, and ending at the
                                  close of business on the first to occur of
                                  the following dates:

                                  1. the last day of a Fiscal Year;

                                  2. the last day of a taxable year (if the same
                                  differs from the Fiscal Year);

                                  3. the day preceding any day as of which the
                                  Fund issues Shares under any paragraph of
                                  Section 6.2 hereof; or

                                  4. any day on which the Fund repurchases the
                                  Shares of a Member.

Fiscal Year                       The period originally commencing on the
                                  Closing Date and ending on March 31, 2002,
                                  and thereafter each period commencing on
                                  April 1 of each year and ending on March 31
                                  of the next succeeding year (or on the date
                                  of a final distribution pursuant to Section
                                  7.2 hereof), unless and until the Board of
                                  Directors shall elect another fiscal year for
                                  the Fund.

Form                              N-2 The Fund's Registration Statement on Form
                                  N-2 filed with the Securities and Exchange
                                  Commission, as amended from time to time.

Fund                              The limited liability company governed hereby,
                                  as such limited liability company may from
                                  time to time be constituted.

Incentive Fee                     The Incentive Fee or Fees contemplated by the
                                  Investment Advisory Agreement, such Incentive
                                  Fee or Fees to be more fully described in
                                  that Agreement and the Form N-2. The
                                  Incentive Fee supersedes and replaces in full
                                  the "Incentive Allocation" contemplated under
                                  the Initial Agreement.

Independent                       Directors Those Directors who are not
                                  "interested persons" of the Fund as such term
                                  is defined by the 1940 Act.

Initial                           Agreement The predecessor to this First
                                  Amended and Restated Limited Liability Company
                                  Agreement, as initially executed on November
                                  19, 2001.

Initial                           Director John V. Murphy, the person who
                                  directed the formation of the Fund and served
                                  as the sole initial Director.

Investment                        Advisory Agreement A separate written
                                  agreement entered into by the Fund pursuant to
                                  which the Adviser provides investment advisory
                                  services to the Fund.

Sub-Adviser                       Tremont Partners, Inc., a Delaware
                                  corporation, or any person who may
                                  hereinafter serve as the sub-adviser of the
                                  Fund.

Member                            Any person who shall have been admitted to
                                  the Fund as a member (including any Director
                                  in such person's capacity as a member of the
                                  Fund but excluding any Director in such
                                  person's capacity as a Director of the Fund)
                                  until the Fund repurchases all Shares held by
                                  such person pursuant to Section 4.6 hereof or
                                  a substituted member or members are admitted
                                  with respect to all Shares held by such
                                  person pursuant to Section 4.4 hereof; such
                                  term includes the Adviser or an Affiliate of
                                  the Adviser to the extent the Adviser (or
                                  such Affiliate) purchases or holds Shares and
                                  shall have been admitted to the Fund as a
                                  member, but shall not include the "Special
                                  Advisory Member" in its capacity as such
                                  contemplated by the Initial Agreement. From
                                  time to time, Members may also be referred to
                                  as "Shareholders."

Net                               Assets The total value of all assets of the
                                  Fund, less an amount equal to all accrued
                                  debts, liabilities and obligations of the
                                  Fund, calculated before giving effect to any
                                  repurchases of Shares.

1940 Act                          The Investment Company Act of 1940 and the
                                  rules, regulations and orders thereunder, as
                                  amended from time to time, or any successor
                                  law.

Organizational                    Member The meaning given such term in the
                                  definition of Adviser.

Hedge                             Funds Investment funds in which the Fund's
                                  assets are invested from time to time.

Hedge                             Fund Managers The organizations that manage
                                  and direct the investment activities of Hedge
                                  Funds or are retained to manage and invest
                                  designated portions of the Fund's assets from
                                  time to time.

Securities                        Securities (including, without limitation,
                                  equities, debt obligations, options, and
                                  other "securities" as that term is defined in
                                  Section 2(a)(36) of the 1940 Act) and any
                                  contracts for forward or future delivery of
                                  any security, debt obligation or currency, or
                                  commodity, all types of derivative
                                  instruments and financial instruments and any
                                  contracts based on any index or group of
                                  securities, debt obligations or currencies,
                                  or commodities, and any options thereon.

Shares                            Shares refer to the transferable units of
                                  interest into which the Fund's limited
                                  liability company interests shall be divided
                                  from time to time and include fractions of
                                  Shares as well as whole Shares. Shares
                                  include those Shares issued as a result of
                                  the redenomination of the "Interests"
                                  previously issued by the Fund under the
                                  Initial Agreement (including the Interest of
                                  the "Special Advisory Member" under that
                                  Initial Agreement), such redenomination to
                                  have been effected in connection with the
                                  Subchapter M Transition.

Subchapter                        M Transition That close of the Fund's books as
                                  a partnership for Federal tax purposes to
                                  occur on (or on the day before) the effective
                                  date of the Fund's election to be treated as a
                                  corporation for Federal tax purposes.

Transfer                          The assignment, transfer, sale, encumbrance,
                                  pledge or other disposition of any one or more
                                  Shares, including any right to receive any
                                  allocations and distributions attributable to
                                  any one or more Shares.

Valuation Date                    The date as of which the Fund is directed by
                                  the Board of Directors to determine the value
                                  of its Net Assets, which shall include, but
                                  not be limited to any date as of which the
                                  Fund values Shares for purposes of
                                  determining the price at which the Shares are
                                  to be purchased by the Fund in an offer made
                                  pursuant to Section 4.6 hereof.

                                   ARTICLE II
                       ORGANIZATION; ADMISSION OF MEMBERS
2.1   Formation of Limited Liability Company

      The Fund was formed as a limited liability company at the direction of the
Initial Director who authorized the filing of the Certificate, which actions were ratified by the execution of the Initial Agreement. The Board of Directors shall execute and file in accordance with the Delaware Act any amendment to the
Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the
Fund's legal counsel, may from time to time be required by the laws of the
United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2   Name

      The name of the Fund shall be "Oppenheimer Tremont Opportunity Fund, LLC"
or such other name as the Board of Directors may hereafter adopt upon (i)
causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3   Principal and Registered Office

      The Fund shall have its principal office at Two World Financial Center,
225 Liberty Street, 11th Floor, New York, New York 100281-1008, or at such other place designated from time to time by the Board of Directors.

      The Fund shall have its registered office in Delaware at 615 South DuPont
Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd.
as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of
Directors.

2.4   Duration

      The term of the Fund commenced on the filing of the Certificate with the
Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof. The existence of the Fund as a separate legal entity shall continue until cancellation of the Certificate as provided in the
Delaware Act.

2.5   Business of the Fund

      (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise.
Notwithstanding any provision of this Agreement to the contrary, the Fund, and each Director on behalf of the Fund, may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of
Directors be necessary or advisable to carry out its objective or business.

      (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Directors and in accordance with the 1940 Act.

2.6   Board of Directors

      (a) By signing this Agreement or signing an investor application or certification in connection with the purchase of Shares, a Member admitted on the Closing Date was deemed to have voted for the election of each of the
Directors designated by the Organizational Member to serve as Directors on the
Board of Directors prior to the Closing Date. After the Closing Date, the Board of Directors may, subject to the provisions of paragraphs (a) and (b) of this
Section 2.6 with respect to the number of and vacancies in the position of
Director and the provisions of Section 3.3 hereof with respect to the election of Directors to the Board of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by the Board of Directors.

      (b) Subject to any maximum term of service, required age of retirement or similar limitation that the Board of Directors may establish from time to time, each Director shall serve on the Board of Directors for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of
Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds
(2/3) of the Directors then serving would have been elected by the Members. The
Board of Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which
Directors who were elected by the Members cease to constitute a majority of the
Directors then serving on the Board of Directors.

      (c) In the event that no Director remains to continue the business of the
Fund, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the
Fund and, if the business shall be continued, of electing the required number of
Directors to the Board of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of
Directors is not elected within 60 days after the date on which the last
Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 7.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 7.2 hereof.

2.7   Members

      The Fund may offer Shares for purchase by investors in such manner and at such times as may be determined by the Board of Directors. All subscriptions for
Shares are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Directors may in its sole discretion reject any subscription for Shares. The Board of Directors may, in its sole discretion, suspend the offering of the Shares at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and purchase of Shares of such additional Member. The rights of a Member under this Agreement shall be generally equivalent to those of a holder of the common shares issued by a business entity organized as a corporation under Delaware law.

2.8   [Removed and Reserved]

2.9   Organizational Member

      The initial contribution of capital to the Fund by the Organizational
Member was represented by the issuance of an "Interest" having the same rights as other "Interests" held by Members. (All Interests have been redenominated as
Shares as contemplated by Article VI hereof.)

2.10  Both Directors and Members

      A Member may at the same time be a Director and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.11  Limited Liability

      (a) Except as provided under applicable law, for any period after completion of the Subchapter M Transition, liability for the Fund's debts, obligations and liabilities on the part of a Member shall be limited as specified in Section 6.2(a)(1) hereof.

      (b) Except as provided under applicable law, a Director shall not be liable for the Fund's debts, obligations and liabilities solely by reason of being a Director of the Fund.

                                   ARTICLE III
                                   MANAGEMENT
3.1   Management and Control

      (a) Management and control of the business of the Fund shall be vested in the Board of Directors, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of "Managers" of a limited liability company under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the
Fund and their duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board of Directors. The parties hereto intend that, except to the extent otherwise expressly provided herein,
(i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the
Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. Subject to Section 2.6(c) hereof, during any period in which the Fund shall have no Directors, the Adviser shall continue to serve as the Adviser to the Fund and shall have the authority to manage the business and affairs of the Fund.

      (b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

      (c) The Board of Directors may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Directors to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the
Board of Directors consistent with applicable law.

3.2   Actions by the Board of Directors

      (a) Unless provided otherwise in this Agreement, the Board of Directors shall act only: (i) by the affirmative vote of a majority of the Directors
(including the vote of a majority of the Independent Directors if required by the 1940 Act) present at a meeting duly called at which a quorum of the
Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

      (b) The Board of Directors may designate from time to time a principal
Director who shall preside at all meetings of the Board of Directors (the
"Principal Director"). Meetings of the Board of Directors may be called by the
Principal Director or by any two Directors, and may be held on such date and at such time and place as the Board of Directors shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Directors shall constitute a quorum at any meeting.

3.3   Meetings of Members

      (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the
Members may be called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Directors shall determine. The
Board of Directors shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all
Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of
Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

      (b) Each Member shall be entitled to cast at any meeting of Members that number of votes attaching to the Member's Shares in accordance with Section
6.2(b)(6) hereof as of the record date for such meeting. The Board of Directors shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

      (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the
Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by
Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4   Custody of Assets of the Fund

      The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940
Act and the rules thereunder.

3.5   Other Activities of Members and Directors

      (a) The Directors shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

      (b) Notwithstanding any provision to the contrary at law or in equity, any
Member or Director, and any Affiliate of any Member or Director, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or Directors of any trust, or entering into any other commercial arrangements. No Member or Director shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

3.6   Duty of Care

      (a) Neither a Director, the Adviser nor the Sub-Adviser shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services pursuant to any agreement, including this Agreement, between a Director, the Adviser or the Sub-Adviser and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Director, the Adviser or the Sub-Adviser, as applicable, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.

      (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Shares shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

3.7   Indemnification

      (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.7(b) hereof, indemnify each Director (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

      (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof;
provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

      (c) As to the disposition of any action, suit, investigation or proceeding
(whether by a compromise payment, pursuant to a consent decree or otherwise)
without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section
3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts
(as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or
(ii) the Board of Directors secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

      (d) Any indemnification or advancement of expenses made pursuant to this
Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Director (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Director or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Director or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any
Member acting derivatively or otherwise on behalf of the Fund or its Members).

      (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

      (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

3.8   Fees, Expenses and Reimbursement

      (a) For services provided to the Fund, the Adviser and its Affiliates shall be entitled to receive such fees, including performance, incentive or similar fees, as may be agreed to by the Adviser (or its Affiliate) and the Fund pursuant to the Investment Advisory Agreement or other applicable agreement relating to such services.

      (b) The Board of Directors may cause the Fund to compensate each Director who is not an officer or employee of the Adviser (or of any Affiliate of the
Adviser) for his or her services as such, and such Director shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

      (c) The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the
Adviser pursuant to the Investment Advisory Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

            (1) all costs and expenses directly related to investment
      transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

            (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

            (3) all costs and expenses associated with the organization and operation of separate investment funds managed by Hedge Fund Managers retained by the Fund;

            (4) the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;
            (5) the fees and disbursements of Fund counsel, legal counsel to the
      Independent Directors, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

            (6) any fees payable to the Adviser pursuant to the Investment
      Advisory Agreement;

            (7) the fees payable to custodians and other persons providing administrative services to the Fund;

            (8) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

            (9) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

            (10) all taxes to which the Fund may be subject, directly or indirectly and whether in the United States, any State thereof or any other U.S. or non-U.S. jurisdiction; and

            (11) such other types of expenses as may be approved from time to time by the Board of Directors.

      The Adviser shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

      (d) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Directors shall determine.

                                   ARTICLE IV

                       TERMINATION OF STATUS OR REMOVAL OF DIRECTORS,
                            TRANSFERS AND REPURCHASES

4.1   [Removed and Reserved]

4.2   Termination of Status of a Director

      The status of a Director shall terminate if the Director (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a
Director (upon not less than 90 days' prior written notice to the other
Directors, or such lesser notice period agreeable to the other Directors); (iv)
shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Director; or (viii) shall otherwise cease to be a Director of the Fund under the Delaware Act.

4.3   Removal of a Director

      Any Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or
(b) the vote or written consent of Members holding not less than two-thirds
(2/3) of the total number of votes eligible to be cast by all Members.

4.4   Transfer of Shares

      (a) Shares may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such
Member or (ii) with the written consent of the Board of Directors (which may be withheld in its sole discretion). In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Directors which may be withheld in its sole discretion. To the fullest extent permitted by law, any pledge, transfer, or assignment not made in accordance with this
Section 4.4 shall be void.

      (b) The Board of Directors may not consent to a Transfer of all or any
Shares held by a Member unless: (i) the transferee benefiting from such Transfer
(or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the
Advisers Act) is a person whom the Board of Directors believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) all Shares held by a Member are Transferred to a single transferee or, after the Transfer of a portion of Shares held by a
Member, the value of the Shares held by each of the transferee and transferor is not less than $50,000. Any transferee that acquires Shares by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or otherwise, shall be entitled to the rights of repurchase and of dividends or other distributions attaching to such Shares and to Transfer such Shares in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Shares with the approval of the Board of Directors, the Board of Directors shall promptly take all necessary actions so that such transferee is admitted to the Fund as a
Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

      (c) Each Member shall indemnify and hold harmless the Fund, the Directors, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

4.5   [Removed and Reserved]

4.6   Repurchase of Shares

      (a) Except as otherwise provided in this Agreement, no Member or other person holding Shares shall have the right to withdraw or tender to the Fund for repurchase those Shares. The Board of Directors from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the
Fund to repurchase Shares pursuant to written tenders. In determining whether to cause the Fund to make such repurchases, the Board of Directors shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

            (1) whether any Members have requested to tender Shares to the Fund;

            (2) the liquidity of the Fund's assets;

            (3) the investment plans and working capital requirements of the
Fund;

            (4) the relative economies of scale with respect to the size of the
Fund;

            (5) the history of the Fund in making such repurchases;

            (6) the economic condition of the securities markets; and

            (7) the anticipated tax consequences of any such proposed
repurchases.

      The Board of Directors shall cause the Fund to repurchase Shares only pursuant to written tenders and only on terms determined by the Board of
Directors to be fair to the Fund and to all Members (including persons holding
Shares as may be acquired from Members), as applicable.

      (b) A Member who tenders for repurchase only a portion of the Member's
Shares will be required to maintain a Share balance following completion of the repurchase with a net asset value equal to at least $50,000. Such $50,000 required minimum balance shall be net of the amount of any Incentive Fee to be charged as of the Valuation Date. If a Member tenders an amount that would cause the Member's Share balance following completion of the repurchase to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

      (c) The Adviser (or an affiliated company) may tender Shares that it holds as a Member under Section 4.6(a) hereof.

      (d) [Removed and Reserved]

      (e) The Board of Directors may cause the Fund to repurchase Shares of a
Member or any person acquiring the same from or through a Member in the event that the Board of Directors determines or has reason to believe that:

            (1) such Shares have been transferred in violation of Section 4.4 hereof, or such Shares have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;

            (2) ownership of such Shares by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

            (3) continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, the Directors or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

            (4) any of the representations and warranties made by a Member in connection with the acquisition of Shares was not true when made or has ceased to be true; or

            (5) it would be in the best interests of the Fund, as determined by the Board of Directors in its sole discretion, for the Fund to repurchase such Shares.

      (f) Repurchases of Shares by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to effect such a repurchase, promptly after the expiration date of the relevant repurchase offer in accordance with the terms of such offer. Payment of the purchase price for Shares shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the
Board of Directors, of the estimated unaudited net asset value of the Shares repurchased by the Fund determined as of the date of such repurchase (the
"Initial Payment"); and, if determined to be appropriate by the Board of
Directors or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Shares repurchased by the Fund as of the date of such repurchase over (y)
the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Directors, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial
Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any
Hedge Funds in order to fund the repurchase of Shares, 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Hedge Funds.

      (g) Subject to the approval of the Board of Directors and compliance with the 1940 Act, the Fund may impose a redemption fee in connection with repurchases of Shares, including a fee applicable to repurchases of Shares effected prior to expiration of a specified period subsequent to a Member's admission to the Fund.

      (h) A Member may at any time submit to the Fund a written request that the
Fund repurchase all Shares held by such Member, as contemplated by Section
7.1(3) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the
Member has received a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.

                                    ARTICLE V
                                     CAPITAL
5.1   [Removed and Reserved]
5.2   Rights of Members to Capital

      No Member shall be entitled to interest on any Share purchase, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Shares pursuant to
Section 4.6 hereof or (ii) upon the liquidation of the Fund's assets pursuant to
Section 7.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3   [Removed and Reserved]

5.4   [Removed and Reserved]

5.5   [Removed and Reserved]

5.6   Reserves

      (a) All provisions under Section 5.6 of the Initial Agreement (also under the heading "Reserves") shall be understood as terminated as of the date of the
Subchapter M Transition, with no further rights on the part of any Member to specific credits with respect to reductions in previously established reserves for Fund liabilities and no further rights on the part of the Fund to collections from Members with respect to increases in previously established reserves for Fund liabilities.

      (b) Also as of the date of the Subchapter M Transition all matters relating to Fund reserves of the nature contemplated by the preceding clause (a)
shall be governed solely by Section 6.2(b)(2) hereof.

5.7   [Removed and Reserved]

5.8   [Removed and Reserved]

5.9   [Removed and Reserved]

5.10  Withholding

      (a) The Board of Directors may withhold and pay over to the Internal
Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

      (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

      (c) The Board of Directors shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Directors with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such
Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE VI
                         SUBCHAPTER M TRANSITION; SHARES
6.1   Subchapter M Transition

      As of the effective date of this Agreement, each "Interest" in the Fund under the Initial Agreement (including that represented by the "Special Advisory
Account" maintained under the Initial Agreement) shall be redenominated as
Shares and, in connection therewith and in consideration of such Interest, the holder of each such Interest shall be issued Shares (which may include fractional Shares) equal in number to the net asset value of the particular
Interest (computed as of that date, though such computation may be effected at a later date) divided by 100.

6.2   Shares

      (a) (1) The number of the Fund's authorized Shares and the number of
      Shares that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 6.2(b)(7) hereof, the Directors may issue Shares for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), or may reduce the number of issued Shares in proportion to the relative net asset value of the Shares then outstanding, all without action or approval of the
      Members. All Shares when so issued on the terms determined by the
      Directors shall be fully paid and non-assessable. The Directors may hold any Shares reacquired by the Fund as treasury Shares, reissue such Shares for such consideration and on such terms as they may determine, or cancel such Shares, at their discretion from time to time.

            (2) In accordance with Section 2.10 hereof, any Director, officer or other agent of the Fund (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of the Fund to the same extent as if such person were not a Director, officer or other agent of the Fund; and the
      Fund may issue and sell or cause to be issued and sold and may purchase
      Shares from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Shares generally.

            (3) Shares shall not be represented by certificates, but only by notation on the Share records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be. The Share records of the
      Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each such person.

      (b) (1) All consideration received by the Fund for the issue or sale of
      Shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Shares, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund. The treatment of these items under this Section 6.2(b)(1) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the
      Initial Agreement, such replacement treatment to be effective as effective date of this Agreement and at all times thereafter.

            (2) The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular
      Member or holder of Shares and shall be so recorded upon the books of account of the Fund. The treatment of these items under this Section
      6.2(b)(2) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as effective date of this Agreement and at all times thereafter.

            (3) Dividends and distributions on Shares may be paid to the Members or holders of Shares, with such frequency as the Directors may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Directors may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund. All dividends and distributions on Shares shall be distributed pro rata to the Members or other holders of Shares in proportion to the number of Shares held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Directors may determine that no dividend or distribution shall be payable on Shares as to which the Member's purchase order and/or payment have not been received by the time or times established by the Directors under such program or procedure. Dividends and distributions on Shares may be made in cash or Shares or a combination thereof as determined by the
      Directors or pursuant to any program that the Directors may have in effect at the time for the election by each Member or other holder of Shares of the mode of the making of such dividend or distribution to that person.
      Any dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 8.3 hereof.
      Notwithstanding anything in this Agreement to the contrary, the Directors may at any time declare and distribute a dividend of stock or other property pro rata among the Members or other holders of Shares at the date and time of record established for the payment of such dividends or distributions.

            (4) Notwithstanding any provision to the contrary contained in this
      Agreement, the Directors shall not be required to make a distribution to the Members on account of their interest in the Fund if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law.

            (5) In the event of the liquidation or dissolution of the Fund, the
      Members or other holders of Shares shall be entitled to receive, when and as declared by the Directors, the excess of the assets of the Fund over its liabilities. Upon the liquidation or dissolution of the Fund, the
      Directors shall make provisions for the payment of all of the Fund's outstanding obligations (including any Incentive Fee), taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Directors, include assets distributed in-kind valued at their date of distribution in accordance with Section
      8.3 hereof) shall be distributed among the Members or other holders of
      Shares in proportion to the relative number of Shares held by such persons.

            (6)   Shares shall be transferable only in accordance with Section 4.4 hereof.

            (7) Except as provided herein, each Share shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Share shall be equal with respect to net asset value per Share as against each other Share. The rights attaching to all Shares shall be identical as to right of repurchase by the Fund (except that fees associated with such transactions may be varied according to reasonable criteria established by the Directors in accord with Section 4.6(g) hereof), dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Share or fraction thereof being equal to the dollar value of the same as of the record date for any such vote, if such record date is a Valuation Date, or if such record date is not a Valuation Date, the Valuation Date most recently preceding such record date). The Directors may from time to time divide or combine the Shares into a greater or lesser number of Shares provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Shares or in any way affect the rights of Shares.

            (8) The Directors, subject to Section 2.7 hereof, may accept investments in the Fund by way of Share purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 8.3 hereof. The Directors may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

            (9) Shares may be issued as fractions thereof. Any fractional Share, if outstanding, shall carry proportionately all the rights and obligations of a whole Share, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Fund. Fractions of Shares shall be calculated to three decimal points.

                                   ARTICLE VII
                           DISSOLUTION AND LIQUIDATION
7.1   Dissolution

      The Fund shall be dissolved:

            (1) upon the affirmative vote to dissolve the Fund by both: (i) the
      Board of Directors and (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

            (2) upon the failure of Members to elect a successor Director at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

            (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.6(h) hereof, a written notice to the Fund requesting the repurchase of all of its Shares, by the Fund, if such
      Shares have not been repurchased by the Fund; or

            (4) as required under the Delaware Act.

      Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

7.2   Liquidation of Assets

      (a) Upon the dissolution of the Fund as provided in Section 7.1 hereof, the Board of Directors shall promptly appoint the Administrator as the liquidating Director and the Administrator shall liquidate the business and administrative affairs of the Fund, except that if the Board of Directors does not appoint the Administrator as the liquidating Director or the Administrator is unable to perform this function, a liquidating Director elected by Members holding a majority of the total number of votes eligible to be cast by all
Members shall promptly liquidate the business and administrative affairs of the
Fund.

      (b) The proceeds from liquidation shall be distributed as contemplated by
Section 6.2(b)(4) hereof.

                                  ARTICLE VIII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
8.1   Accounting and Reports

      (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Directors shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

      (b) After the end of each taxable year (and/or each calendar year), the
Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Shares as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

      (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 8.1(c) is being made, the
Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of the independent registered public accounting firm based upon an audit performed in accordance with U.S. generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

8.2   [Removed and Reserved]

8.3   Valuation of Assets

      (a) Except as may be required by the 1940 Act, the Board of Directors shall value or have valued any Securities or other assets and liabilities of the
Fund as of the close of business on the last day of each Fiscal Period (and on any such additional day or days as the Directors in their discretion may determine) in accordance with such valuation procedures as shall be established from time to time by the Board of Directors and which conform to the requirements of the 1940 Act. In determining the value of the assets of the
Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the
Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

      (b) The Fund will value interests in Hedge Funds at their "fair value," as determined in good faith by the Board of Directors, which value ordinarily will be the value of an interest in a Hedge Fund determined by the Hedge Fund Manager of the Hedge Fund in accordance with the policies established by the Hedge Fund, absent information indicating that such value does not represent the fair value of the interest.

      (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS
9.1   Amendment of Limited Liability Company Agreement

      (a) Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of
Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

      (b) Any amendment that would:

            (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

            (2) reduce the rights attaching to the Shares held by any person as against the rights attaching to the Shares held by any other person, except to the extent specifically contemplated by Section 6.2(b)(6)
      hereof; or

            (3) modify the events causing the dissolution of the Fund;

      may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Directors) to tender all such person's Shares for repurchase by the Fund.

      (c) The power of the Board of Directors to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 9.1 shall specifically include the power to:

            (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

            (2) amend this Agreement (other than with respect to the matters set forth in Section 9.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof;
      and

            (3) amend this Agreement, taking due consideration of the interests of the Members as a whole, to make such changes as may be necessary or advisable to ensure that the Fund maintains its then-current federal tax treatment.

      (d) The Board of Directors shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

9.2   Special Power of Attorney

      (a) Each Member hereby irrevocably makes, constitutes and appoints each
Director, acting severally, and any liquidating Director of the Fund's assets appointed pursuant to Section 7.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

            (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

            (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

            (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of
      Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

      (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.
If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each
Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each
Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

      (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Directors and as such:

            (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of
      Directors shall have had notice thereof; and

            (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Shares, except that where the transferee thereof has been approved by the Board of Directors for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Directors to execute, acknowledge and file any instrument necessary to effect such substitution.

9.3   Notices

      Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Directors or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the
Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this
Agreement by any party to another party may be delivered by any reasonable means.

9.4   Agreement Binding Upon Successors and Assigns

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors,
Directors or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this
Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall, to the fullest extent permitted by law, be void.

9.5   Applicability of 1940 Act and Form N-2

      The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the
Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this
Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

9.6   Choice of Law

      Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such state.

9.7   Not for Benefit of Creditors

      The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Directors and the Fund. This
Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

9.8   Consents

      Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

9.9   Merger and Consolidation

      (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

      (b) Notwithstanding anything to the contrary contained elsewhere in this
Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section
18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii)
effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation
(including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

9.10  Pronouns

      All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

9.11  Confidentiality

      (a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense)
established by the Board of Directors.

      (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Directors, which consent may be withheld in its sole discretion.

      (c) Each Member recognizes that in the event that this Section 9.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such
Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.
Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

9.12  Certification of Non-Foreign Status

      Each Member or transferee of Shares from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of
Directors may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the
Fund, and shall notify the Fund within 60 days of any change in such Member's status.

9.13  Severability

      If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

9.14  Filing of Returns

      The Board of Directors or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

9.15  [Removed and Reserved]

9.16  [Removed and Reserved]

9.17  Use of Names "Oppenheimer" and "Tremont"

      OppenheimerFunds, Inc. ("OFI") and Tremont Partners, Inc. ("Tremont") each hereby grants to the Fund a royalty-free, non-exclusive license to use the name
"Oppenheimer" and "Tremont," respectively, in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Each license may, upon termination of this Agreement, be terminated by OFI and Tremont, respectively, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name
"Oppenheimer" or "Tremont," as the case may be, in the name of the Fund or otherwise. The name "Oppenheimer" or "Tremont" may be used or licensed by OFI or
Tremont, respectively, in connection with any of its activities, or licensed by
OFI or Tremont, respectively, to any other party.

            EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN
ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 9.11.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DIRECTORS:

Ronald J. Abdow                          Joseph M. Wikler

John V. Murphy                           Peter I. Wold

Eustis Walcott

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Directors to the Fund as a Member.

ADVISER:

OPPENHEIMERFUNDS, INC.

By:
   ---------------------------------------
   Name:
   Title:

INFORMATION AND SERVICES

For More Information About Oppenheimer Opportunity Fund, LLC:

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information

This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this
Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.858.9826

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270 Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or read or down-load documents on the
OppenheimerFunds website:  www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. is 811-10541     The Fund's shares are distributed by:
PR0372.001.0705                        [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining
"net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.
** The Investor must cross out item (2) if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                  Oppenheimer Tremont Opportunity Fund, LLC

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 29, 2005

                           Two World Financial Center
                         225 Liberty Street, 11th Floor
                          New York, New York 10281-1008
                                 (212) 323-0200
                            toll-free (800) 858-9826

            This Statement of Additional Information ("SAI") is not a
prospectus. This SAI relates to and should be read in conjunction with the prospectus of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund"), dated July
29, 2005. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

            This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                       58
                        INVESTMENT POLICIES AND PRACTICES

            The investment objective and principal investment strategies of the
Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

            The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the
Fund ("Shares"), are listed below. As defined by the Investment Company Act of
1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

         o  Issue senior securities, except to the extent permitted by Section
            18 of the Investment Company Act or as otherwise permitted by the
            Securities Exchange Commission (the "SEC").

         o  Borrow money, except to the extent permitted by Section 18 of the
            Investment Company Act or as otherwise permitted by the SEC.

         o  Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

         o  Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

         o  Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

         o  Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

         o  Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or group of related industries;
            provided, however, that the Fund will invest 25% or more of the value of its total assets in Hedge Funds (except temporarily during any period of adverse market conditions generally affecting Hedge
            Funds), but will not invest 25% or more of the value of its total assets in Hedge Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.

            With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of investment funds in which assets of the Fund are invested, but will apply to investments made by the Fund (or any account consisting solely of Fund assets).

            The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

            For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

            Currently, under the Investment Company Act, the maximum amount the
Fund may borrow is to the extent that the value of the Fund's assets, less its liabilities, other than borrowings, is equal to at least 300% of all borrowings
(including the proposed borrowing).

            The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

            With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the Fund's assets are invested, but will apply to investments made by the Fund.

            The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

            As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Hedge Funds") that are managed by alternative asset managers ("Hedge Fund Managers") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. The
Fund may also on occasion retain a Hedge Fund Manager to manage a designated segment of the Fund's assets (a "Segregated Account") in accordance with the
Hedge Fund Manager's investment program. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds and Segregated Accounts, and certain of the investment techniques that may be used by Hedge Fund Managers, is set forth below.

EQUITY SECURITIES

            The investment portfolios of Hedge Funds and Segregated Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Hedge Fund Managers may generally invest Hedge Funds and Segregated
Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

            Hedge Funds and Segregated Accounts may invest in fixed-income securities. A Hedge Fund Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

            Hedge Funds and Segregated Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization
(a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

            A Hedge Fund's or Segregated Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

            Hedge Funds and Segregated Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Hedge Funds and Segregated Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S.
securities are affected by risk factors generally not thought to be present in the United States. These factors are listed in the prospectus under "Risk
Factors--Non-U.S. Investments."

            As a general matter, Hedge Funds and Segregated Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S.
currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Hedge Fund or Segregated Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's or Segregated Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Hedge Fund or Segregated
Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund or
Segregated Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund or Segregated Account to "lock in" the U.S.
dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's or Segregated Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the
Hedge Fund's or Segregated Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Hedge Fund's investment portfolio.

            ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository
Receipts are not obligated to disclose material information in the United
States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

            The Fund, Hedge Funds and Segregated Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as
Tremont Partners, Inc., the Fund's sub-adviser (the "Sub-Adviser"), or Hedge
Fund Managers deem appropriate under the circumstances. The Fund or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S.
Government securities, commercial paper, certificates of deposit and bankers'
acceptances issued by domestic branches of banks that are members of the Federal
Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

            Repurchase agreements are agreements under which the Fund, a Hedge
Fund or Segregated Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Hedge Fund or Segregated
Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Hedge
Fund or Segregated Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under
U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Hedge Fund or Segregated Account.
Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Hedge Fund's or Segregated Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

            Hedge Funds and Segregated Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Hedge Funds and
Segregated Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds or Segregated Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund or Segregated Account may suffer losses as a result of its hedging activities.

            DERIVATIVES. Hedge Funds and Segregated Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Hedge Funds and Segregated Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's or Segregated Account's performance.

            If a Hedge Fund or Segregated Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's or Segregated Account's return or result in a loss. A
Hedge Fund or Segregated Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund or
Segregated Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            OPTIONS AND FUTURES. The Hedge Fund Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund or Segregated Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a
Hedge Fund Manager may have difficulty closing out its position.
Over-the-counter options and synthetic transactions purchased and sold by Hedge
Funds and Segregated Accounts may include options on baskets of specific securities.

            The Hedge Fund Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund or Segregated Account owns the underlying security. The sale of such an option exposes a Hedge Fund or Segregated Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's or Segregated Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds and Segregated Accounts need not be covered.

            A Hedge Fund or Segregated Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund or Segregated Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund Manager would ordinarily effect a similar
"closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund Manager could exercise the option should it deem it advantageous to do so.

            Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction.
The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

            The use of derivatives that are subject to regulation by the
Commodity Futures Trading Commission (the "CFTC") by Hedge Funds and Segregated
Accounts could cause the Fund to be a commodity pool, which would require the
Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. If applicable
CFTC rules change, more restrictive conditions may be applied to the Fund's use of certain derivatives.

            Hedge Funds and Segregated Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.
Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund or Segregated Account to substantial losses.

            Successful use of futures also is subject to a Hedge Fund Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Some or all of the Hedge Fund Managers may purchase and sell stock index futures contracts for a Hedge Fund or Segregated Account. A stock index future obligates a Hedge Fund or Segregated Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

            Some or all of the Hedge Fund Managers may purchase and sell interest rate futures contracts for a Hedge Fund or Segregated Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Hedge Fund Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

            OPTIONS ON SECURITIES INDEXES. Some or all of the Hedge Fund
Managers may purchase and sell for the Hedge Funds and Segregated Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund Manager of options on stock indexes will be subject to the Hedge Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS. The Hedge Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Hedge Funds and Segregated Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Hedge Fund or Segregated
Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's or Segregated
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's or Segregated Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by a
Hedge Fund Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.
The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

            A Hedge Fund or Segregated Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund or Segregated
Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund or Segregated Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund or
Segregated Account generally will receive collateral consisting of cash, U.S.
Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund or Segregated Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund or Segregated Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

            To reduce the risk of changes in securities prices and interest rates, a Hedge Fund or Segregated Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund or Segregated Account enters into the commitment, but the Hedge Fund or Segregated Account does not make payment until it receives delivery from the counterparty. After a Hedge Fund or
Segregated Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

            Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund or Segregated
Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund or Segregated Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund or
Segregated Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund or Segregated Account on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund or
Segregated Account may incur a loss.

PORTFOLIO PROXY VOTING

            The Fund is a fund-of-funds that invests primarily in Hedge Funds which have investors other than the Fund. The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser and the Adviser has delegated to the Sub-Adviser to vote the Fund's proxies in accordance with its proxy voting guidelines and procedures. However, the Fund invests primarily in securities of private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its Shareholders. For the purpose of voting portfolio proxies relating to voting securities held by the
Fund, if any, the Fund has adopted the OppenheimerFunds Portfolio Proxy Voting
Policies and Procedures. The OppenheimerFunds Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o           The Fund would vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o           In general, the Fund would oppose anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o           The Fund would support shareholder proposals to reduce a
            super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund would oppose proposals to classify the board of directors. o The Fund would support proposals to eliminate cumulative voting. o The Fund would oppose re-pricing of stock options. o The Fund would generally consider executive compensation questions such
            as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund would generally support management proposals, the Fund opposes plans it considers to be excessive.

            The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Fund's Form N-PX filing will be available (i)
without charge, upon request, by calling the Fund toll-free at 1.800.858.9826 and (ii) on the SEC's website at WWW.SEC.GOV.

PORTFOLIO TURNOVER

            "Portfolio turnover" describes the rate at which the Fund traded its portfolio investments during its last fiscal year. For example, if a fund sold all of its portfolio investments during the year, its portfolio turnover rate would have been 100%. The Sub-Adviser is not limited in the amount of portfolio trading it may conduct on behalf of the Fund in seeking to achieve the Fund's investment objective and will invest in and withdraw from the Hedge Funds held in the Fund's portfolio as it deems appropriate. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist that are considered by the Sub-Adviser to make portfolio changes advisable.

            Although the Sub-Adviser expects that many of the Fund's investments in Hedge Funds will be relatively long term in nature, it may make changes in the Fund's particular portfolio holdings whenever it is considered that an investment no longer offers the potential for attractive returns, or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for return. The Sub-Adviser may also make strategy specific reallocations to certain Hedge Funds held in the Fund's portfolio to seek to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Sub-Adviser may also make general portfolio changes to increase the Fund's cash to position us in a defensive posture. The Sub-Adviser may make portfolio changes without regard to the length of time the Fund has held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which the Fund may have only recently sold. The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements. If the Fund repurchases large amounts of shares during Repurchase Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases. That might may result in a higher than usual portfolio turnover rate.

            The annual rate of the Fund's total portfolio turnover for the fiscal years ended March 31, 2005 and March 31, 2004 was 52% and 36%
respectively.

          REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

REPURCHASE OFFERS

            As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms (including as to the number of shares) as may be determined by the Board of Directors of the Fund (the
"Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares or portions thereof from Shareholders pursuant to written tenders, the Board will consider the recommendation of OppenheimerFunds, Inc. (the "Adviser"), the Fund's
investment adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

            The Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund, subject to certain regulatory requirements imposed by SEC rules, and to all Shareholders or persons holding Shares acquired from
Shareholders. When the Board determines that the Fund will repurchase Shares or portions thereof, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares from the Adviser during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

            As discussed in the prospectus, the Fund will issue notes to tendering Shareholders in connection with the repurchase of Shares. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or
(iii) interests in Hedge Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

            Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Sub-Adviser intends to take measures (subject to such policies as may be established by the Board of Directors) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

MANDATORY REDEMPTION BY THE FUND

            As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:

o              Share have been transferred or Shares has vested in any person by operation of law as the result of the death, dissolution,
               bankruptcy or incompetency of a Shareholder;
o              ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant
               jurisdiction;
o     continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser;
o     any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or
o     it would be in the best interests of the Fund to redeem Shares.

TRANSFERS OF SHARES

            No shareholder will be permitted to transfer shares of the Fund unless after such transfer the value of the shares remaining is at least equal to Fund's minimum investment requirement. If such a transferee does not meet the
Shareholder eligibility requirements, the Fund reserves the right to redeem its
Shares. Any transfer of Shares in violation of the LLC Agreement will not be permitted and will be void. The LLC Agreement provides that each Shareholder has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

                               BOARD OF DIRECTORS

            Board of Directors and Audit Committee. The Board of the Fund
provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

            The Directors are not required to contribute to the capital of the
Fund or to hold Shares in the Fund. A majority of the Directors are persons who are not "interested persons" (as defined in the Investment Company Act) of the
Fund (collectively, the "Independent Directors"). The Independent Directors
perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

            The Board of Directors has an Audit Committee comprised solely of
Independent Directors. The members of the Audit Committee are Joseph M. Wikler
(Chairman), Ronald J. Abdow and Peter I. Wold. The Audit Committee held 4 meetings during the fiscal year ended March 31, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent registered public accounting firm regarding the
Fund's internal accounting procedures and controls; (iii) reviewing reports from the Adviser's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent registered public accounting firm and its Independent Trustees; (v) reviewing the independence of the Fund's independent registered public accounting firm; (vi) pre-approving any non-audit services (including tax services) that are not prohibited by the Sarbanes-Oxley
Act by the Fund's independent registered public accounting firm for the Fund, the Adviser and certain affiliates of the Adviser; and (vii) exercising all other functions outlined in the Audit Committee Charter.

            Directors and Officers of the Fund. Except for Messrs. Murphy and
Walcott, each of the Directors is an Independent Director under the Investment
Company Act. Mr. Murphy is an Interested Director because he is affiliated with the Adviser by virtue of his positions as an officer and director of the
Adviser, and as a shareholder of its parent company. Mr. Walcott is an
Interested Director because of his affiliation with the Adviser's parent company. All of the Director are also trustees or directors of the following
Oppenheimer funds (referred to as "Board IV Funds"):

Oppenheimer Dividend Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer  International  Large-Cap Core
Fund                                       Oppenheimer Select Value Fund
Oppenheimer International Value Fund       Oppenheimer Total Return Bond Fund
Oppenheimer    Limited   Term   California Oppenheimer  Tremont  Market Neutral
Municipal Fund                             Fund LLC
                                           Oppenheimer    Tremont   Opportunity
Oppenheimer Portfolio Series               Fund LLC
                                           OFI Tremont  Core  Strategies  Hedge
    Active Allocation Fund                 Fund
                                           OFI  Tremont  Market  Neutral  Hedge
    Aggressive Investor Fund               Fund
    Conservative Investor Fund
    Moderate Investor Fund

            The Directors and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during the past five years are listed in the charts below. The charts also include information about the Directors beneficial share ownership in the Fund and in all registered investment companies that a Director oversees in the
Oppenheimer family of funds ("Supervised Funds").

            The address of each Director and Interested Director in the charts below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal.

----------------------------------------------------------------------------------
                              Independent Directors
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Name,             Principal Occupation(s) During the    Dollar      Aggregate
                                                                    Dollar Range
                                                        Range of    Of Shares
Position(s) Held  Past 5 Years; Other                   Shares      Beneficially
with Fund,        Trusteeships/Directorships Held;      BeneficiallyOwned in All
Length of         Number of Portfolios in the Fund      Owned in    Supervised
Service, Age      Complex Currently Overseen            the Fund    Funds
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                         As of December 31, 2004
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Peter I. Wold,    President of Wold Oil Properties,     Over        Over $100,000
Chairman of the   Inc. (oil and gas exploration and     $100,000
Board since       production company) (since 1994);
2004,             Vice President, Secretary and
Director since    Treasurer of Wold Trona Company,
2002              Inc. (soda ash processing and
Age: 57           production) (since 1996); Vice
                      President of Wold Talc Company, Inc.
                  (talc mining) (since 1999); Managing Member of
                  Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                  Director and Chairman of the Denver Branch of the Federal
                  Reserve Bank of Kansas City (1993-1999); and Director of
                  PacifiCorp. (electric utility) (1995-1999). Oversees 15
                  portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ronald J. Abdow,  Chairman of Abdow Corporation         Over        Over $100,000
Director since    (operator of restaurants) (since      $100,000
2002              1959); Trustee of the following real
Age: 73           estate businesses (owners and
                  operators of restaurants): G&R
                  Realty Co. (since 1973), G&R Trust
                  Co. (since 1973), Abdow Partnership
                  (since 1975), Auburn Associates
                  (since 1983) and Hazard Associates
                  (since 1985); Trustee of the
                  following open-end investment
                  companies: MML Series Investment
                  Fund II (since 2005), MassMutual
                  Premier Funds (since 2004), MML
                  Series Investment Fund (1993-2004)
                  and of MassMutual Select Funds
                  (formerly MassMutual Institutional
                  Funds) (1994-2004); Trustee of Bay
                  State Health System (health
                  services) (since 1994); Chairman of
                  Western Mass Development Corp.
                  (non-profit land development) (since
                  1996); and Chairman of American
                  International College (non-profit
                  college) (since 1991). Oversees 17
                  portfolios in the OppenheimerFunds
                  complex.*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Joseph M. Wikler, Director of the following medical     None        $50,001-$100,000
Director since    device companies: Medintec (since
2002              1992) and Cathco (since 1996);
Age: 64           Director of Lakes Environmental
                  Association (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994);
                  Director of Fortis/Hartford mutual funds (1994 - December
                  2001). Oversees 15 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
* Includes two open-end investment companies: MassMutual Institutional Funds and
MML Series Investment Fund. In accordance with the instructions for Form N-1A, for purposes of this section only, MassMutual Institutional Funds and MML Series
Investment Fund are included in the "Fund Complex." The Adviser does not consider MassMutual Institutional Funds and MML Series Investment Fund to be
part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

----------------------------------------------------------------------------------
                               Interested Director
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Name,             Principal Occupation(s) During the    Dollar      Aggregate
                                                                    Dollar Range
                                                        Range of    Of Shares
Position(s) Held  Past 5 Years; Other                   Shares      Beneficially
with Fund,        Trusteeships/Directorships Held;      BeneficiallyOwned in All
Length of         Number of Portfolios in the Fund      Owned in    Supervised
Service, Age      Complex Currently Overseen            the Fund    Funds
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                         As of December 31, 2004
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eustis Walcott,   Principal with Ardsley Associates     None        $10,001-$50,000
Director since    (consulting firm) (since 2000);
2002              Director of Cornerstone Real Estate
Age: 67           Advisors LLC (real estate equity
                  investment management services) (affiliate of the Adviser)
                  (since October 2000); Director of MML Investors Services
                  (individual retirement, insurance, investment, and life event planning products and services company) (affiliate of the
                  Adviser) (since October 2000); Trustee of OFI Trust Company
                  (affiliate of the Adviser) (since 2001); Trustee of the
                  American International College (private educational
                  institution) (1995 - December 2003); Senior Vice President of
                  Massachusetts Mutual Life Insurance Company (insurance and annuity products) Adviser's parent company) (May 1990 - July
                  2000); Member of the Board of MassMutual Foundation for
                  Hartford, Inc. (charitable organization) (since 1996); Vice
                  President of MassMutual Foundation for Hartford, Inc. (since
                  1997). Oversees 15 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------

            The address of Mr. Murphy in the chart below is Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.
Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

----------------------------------------------------------------------------------
                         Interested Director and Officer
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Name,             Principal Occupation(s) During the    Dollar      Aggregate
                                                                    Dollar Range
                                                        Range of    Of Shares
Position(s) Held  Past 5 Years; Other                   Shares      Beneficially
with Fund,        Trusteeships/Directorships Held;      BeneficiallyOwned in All
Length of         Number of Portfolios in the Fund      Owned in    Supervised
Service, Age      Complex Currently Overseen            the Fund    Funds
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                         As of December 31, 2004
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John V. Murphy,   Chairman, Chief Executive Officer     $50,000-$100Over $100,000
President and     and director (since June 2001) and
Director since    President (since September 2000) of
2002              the Adviser; President and a
Age: 56           director or trustee of other

                  Oppenheimer funds; President and a director (since July 2001)
                  of Oppenheimer Acquisition Corp. (Adviser's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                  holding company subsidiary of the Adviser); a director (since
                  November 2001) of OppenheimerFunds Distributor, Inc.
                  (subsidiary of the Adviser); Chairman and a director (since
                  July 2001) of Shareholder Services, Inc. and of Shareholder
                  Financial Services, Inc. (transfer agent subsidiaries of the
                  Adviser); President and a director (since July 2001) of
                  OppenheimerFunds Legacy Program (charitable trust program
                  established by the Adviser); a director of the following
                  investment advisory subsidiaries of the Adviser: OFI
                  Institutional Asset Management, Inc., Centennial Asset
                  Management Corporation, Trinity Investment Management
                  Corporation and Tremont Capital Management, Inc. (since
                  November 2001), HarbourView Asset Management Corporation and
                  OFI Private Investments, Inc. (since July 2001); President
                  (since November 1, 2001) and a director (since July 2001) of
                  Oppenheimer Real Asset Management, Inc.; Executive Vice
                  President (since February 1997) of Massachusetts Mutual Life
                  Insurance Company (Adviser's parent company); a director
                  (since June 1995) of DLB Acquisition Corporation (holding
                  company that owns the shares of Babson Capital Management
                  LLC); a member of the Investment Company Institute's Board of
                  Governors (elected to serve from October 3, 2003 through
                  September 30, 2006). Formerly, Chief Operating Officer
                  (September 2000-June 2001) of the Adviser; President and
                  trustee (November 1999-November 2001) of MML Series Investment
                  Fund and MassMutual Select Funds (open-end investment
                  companies); a director (September 1999-August 2000) of C.M.
                  Life Insurance Company; President, Chief Executive Officer and
                  director (September 1999-August 2000) of MML Bay State Life
                  Insurance Company; a director (June 1989-June 1998) of Emerald
                  Isle Bancorp and Hibernia Savings Bank (wholly-owned
                  subsidiary of Emerald Isle Bancorp). Oversees 66 portfolios as
                  Trustee/Director and 20 additional portfolios as Officer in the OppenheimerFunds complex.

----------------------------------------------------------------------------------

            The address of the Officers in the chart below is as follows: for
Messrs. Gillespie and Zack and Ms. Bloomberg, Two World Financial Center, 225
Liberty Street, 11th Floor, New York, NY 10281-1008, for Messrs. Petersen,
Vandehey, Vottiero and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial,
CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------
                           Other Officers of the Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Name, Position(s) Held   Principal Occupation(s) During Past 5 Years
with Fund Length of
Service, Age
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark S. Vandehey,        Senior Vice President and Chief Compliance Officer
Vice President and       (since March 2004) of the Adviser; Vice President
Chief Compliance         (since June 1983) of OppenheimerFunds Distributor,
Officer since 2004       Inc., Centennial Asset Management Corporation and
Age: 54                  Shareholder Services, Inc. Formerly (until February

                         2004) Vice President and Director of Internal Audit of
                         the Adviser. An officer of 86 portfolios in the
                         OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,         Senior Vice President and Treasurer (since March 1999)
Treasurer since 2002     of the Adviser; Treasurer of HarbourView Asset
Age: 45                  Management Corporation, Shareholder Financial

                         Services, Inc., Shareholder Services, Inc., Oppenheimer
                         Real Asset Management Corporation, and Oppenheimer
                         Partnership Holdings, Inc. (since March 1999), of OFI
                         Private Investments, Inc. (since March 2000), of
                         OppenheimerFunds International Ltd. and
                         OppenheimerFunds plc (since May 2000), of OFI
                         Institutional Asset Management, Inc. (since November
                         2000), and of OppenheimerFunds Legacy Program (a
                         Colorado non-profit corporation) (since June 2003);
                         Treasurer and Chief Financial Officer (since May 2000)
                         of OFI Trust Company (a trust company subsidiary of the
                         Adviser); Assistant Treasurer (since March 1999) of
                         Oppenheimer Acquisition Corp. Formerly Assistant
                         Treasurer of Centennial Asset Management Corporation
                         (March 1999-October 2003) and OppenheimerFunds Legacy
                         Program (April 2000-June 2003); Principal and Chief
                         Operating Officer (March 1995-March 1999) at Bankers
                         Trust Company-Mutual Fund Services Division. An officer
                         of 86 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Petersen,          Assistant Vice President of the Adviser since August
Assistant Treasurer      2002; formerly Manager/Financial Product Accounting
since 2004               (November 1998-July 2002) of the Adviser. An officer
Age: 34                  of 87 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Vottiero,         Vice President/Fund Accounting of the Adviser since
Assistant Treasurer      March 2002. Formerly Vice President/Corporate
since 2002               Accounting of the Adviser (July 1999-March 2002) prior
Age: 42                  to which he was Chief Financial Officer at Sovlink

                         Corporation (April 1996-June 1999). An officer of 86
                         portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack,          Executive Vice President (since January 2004) and
Secretary since 2002     General Counsel (since February 2002) of the Adviser;
Age: 56                  General Counsel and a director (since November 2001)

                         of the Distributor; General Counsel (since November
                         2001) of Centennial Asset Management Corporation;
                         Senior Vice President and General Counsel (since
                         November 2001) of HarbourView Asset Management
                         Corporation; Secretary and General Counsel (since
                         November 2001) of Oppenheimer Acquisition Corp.;
                         Assistant Secretary and a director (since October 1997)
                         of OppenheimerFunds International Ltd. and
                         OppenheimerFunds plc; Vice President and a director
                         (since November 2001) of Oppenheimer Partnership
                         Holdings, Inc.; a director (since November 2001) of
                         Oppenheimer Real Asset Management, Inc.; Senior Vice
                         President, General Counsel and a director (since
                         November 2001) of Shareholder Financial Services, Inc.,
                         Shareholder Services, Inc., OFI Private Investments,
                         Inc. and OFI Trust Company; Vice President (since
                         November 2001) of OppenheimerFunds Legacy Program;
                         Senior Vice President and General Counsel (since
                         November 2001) of OFI Institutional Asset Management,
                         Inc.; a director (since June 2003) of OppenheimerFunds
                         (Asia) Limited. Formerly Senior Vice President (May
                         1985-December 2003), Acting General Counsel (November
                         2001-February 2002) and Associate General Counsel (May
                         1981-October 2001) of the Adviser; Assistant Secretary
                         of Shareholder Services, Inc. (May 1985-November 2001),
                         Shareholder Financial Services, Inc. (November
                         1989-November 2001); and OppenheimerFunds International
                         Ltd. (October 1997-November 2001). An officer of 86
                         portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,        Vice President (since June 1998) and Senior Counsel
Assistant Secretary      and Assistant Secretary (since October 2003) of the
since 2002               Adviser; Vice President (since 1999) and Assistant
Age: 39                  Secretary (since October 2003) of the Distributor;

                         Assistant Secretary (since October 2003) of Centennial
                         Asset Management Corporation; Vice President and
                         Assistant Secretary (since 1999) of Shareholder
                         Services, Inc.; Assistant Secretary (since December
                         2001) of OppenheimerFunds Legacy Program and of
                         Shareholder Financial Services, Inc.. Formerly an
                         Assistant Counsel (August 1994-October 2003) and
                         Assistant Vice President of the Adviser (August
                         1997-June 1998). An officer of 86 portfolios in the
                         OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa I. Bloomberg,       Vice President and Associate Counsel of the Adviser
Assistant Secretary      since May 2004; formerly First Vice President and
since 2004               Associate General Counsel of UBS Financial Services
Age: 37                  Inc. (formerly, PaineWebber Incorporated) (May 1999 -

                         April 2004) prior to which she was an Associate at
                         Skadden, Arps, Slate, Meagher & Flom, LLP (September
                         1996 - April 1999). An officer of 86 portfolios in the
                         OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip S. Gillespie,    Senior Vice President and Deputy General Counsel of
Assistant Secretary      the Adviser since September 2004. Formerly Mr.
since 2004               Gillespie held the following positions at Merrill
Age: 41                  Lynch Investment Management: First Vice President

                         (2001-September 2004); Director (from 2000) and Vice
                         President (1998-2000). An officer of 86 portfolios in
                         the OppenheimerFunds complex.

---------------------------------------------------------------------------------

            Remuneration of Directors. The officers of the Fund and one Director of the Fund (Mr. Murphy) who are affiliated with the Adviser or the Sub-Adviser receive no salary or fee from the Fund. The Independent Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal period ended March 31, 2005. The aggregate compensation from the Fund and the total compensation from the Fund and fund complex represent compensation received for serving as a Director, trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December
31, 2004.

---------------------------------------------------------------------------------
Name and Other Fund Position(s)        Aggregate        Total Compensation From
(as applicable)                    Compensation from   Fund and Fund Complex(2)
                                        Fund(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald J. Abdow                         $2,000                $81,833(3)
Director and Audit Committee
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eustis Walcott                          $1,800                  $18,500
Director
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph M. Wikler
Director and Audit Committee            $2,500                  $23,000
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter I. Wold
Chairman of the Board(4)
Director and Audit Committee            $2,250                  $20,500
Member
---------------------------------------------------------------------------------
1. Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Director. 2. For purposes of this section only, "Fund Complex"
includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series
Investment Fund in accordance with SEC regulations. The Adviser does not consider MassMutual Institutional Funds and MML Series Investment Fund to be
part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted. 3. Includes $61,333 compensation paid to Mr. Abdow for serving as a
Trustee for two open-end investment companies (MassMutual Institutional Funds and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Adviser. The Adviser also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of MassMutual
Institutional Funds.
4. Elected as Board Chairman as of 12/8/04.
5. Messrs. Abdow, Wikler and Wold are Independent Directors and Mr. Walcott is
an Interested Director.

            The Directors who are not employees of the Adviser, including its affiliates, are each paid an annual retainer of $16,000 and per meeting fees of
$500. The other Directors receive no annual or other fees from the Fund. All
Directors are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

            The Directors serve on the Board for terms of indefinite duration. A
Director's position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death or incapacity. A
Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. The Directors will render assistance to shareholders on the question of the removal of
Directors in the manner required by Section 16(c) of the Investment Company Act.
In the event of any vacancy in the position of a Director, the remaining
Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the shareholders. The Directors may call a meeting of shareholders to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the shareholders cease to constitute a majority of the Directors then serving.
If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within
60 days for the purpose of either electing new Directors or dissolving the Fund.

CODES OF ETHICS

            The Fund, the Adviser, the Sub-Adviser and OppenheimerFunds
Distributor, Inc. ("OFDI"), the Fund's distributor, have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Directors and the officers and directors of the Adviser and the
Sub-Adviser, as well as employees of the Adviser and the Sub-Adviser having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

            The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the
EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER

            The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board.
The Adviser is a majority owned subsidiary of Oppenheimer Acquisition
Corporation, which in turn is a wholly owned subsidiary of Massachusetts Mutual
Life Insurance Company ("MassMutual").

            Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated November 20, 2001 (the "Advisory
Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

            The Adviser is authorized, subject to the approval of the Board and
Shareholders, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the
Adviser supervise the rendering of any such services to the Fund by its affiliates.

            As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the
"Management Fee") computed at the annual rate of 1.20% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares or the accrual of the Incentive Fee, described below). The
Adviser (or an affiliated company of the Adviser that it designates) is also entitled to receive a performance-based incentive fee determined as a percentage of the net profits (the "Incentive Fee"). The method of computation of the
Incentive Fee is described in the prospectus.

            The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer"
in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

            The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at
OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008.

            During the fiscal years ended March 31, 2005, March 31, 2004 and
March 31, 2003, the Fund paid $883,859, $696,895, and $349,025, respectively, to the Adviser pursuant to the Investment Advisory Agreement.

            Prior to the Tax Conversion, the Adviser (or an affiliated company of the Adviser that it designates) was entitled to receive a performance-based allocation equal to 10% of the net profits, if any, in excess of the Preferred
Return that otherwise would have been credited to the capital account of each investor (the "Incentive Allocation"). The Incentive Allocation would have been debited from each investor's capital account and credited to the Special
Advisory Account. Accordingly, prior to the Tax Conversion, the Incentive
Allocation was not a Fund expense. After the Tax Conversion, the Incentive Fee
(as described in the Prospectus) became a Fund expense. The actual Incentive
Fees paid to the Adviser (or an affiliate of an Adviser) by the Fund will be disclosed in future updates to this Statement of Additional Information.

THE SUB-ADVISER

            As authorized by the Advisory Agreement, Tremont Partners, Inc. (the
"Sub-Adviser"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. The Sub-Adviser is primarily responsible for the selection of Hedge Fund Managers and the allocation of the assets of the Fund for investment among the Hedge Fund Managers. In addition, the Sub-Adviser is responsible for investing the cash portion of the Fund's assets not invested in
Hedge Funds or through Segregated Accounts. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Acquisition Corporation, which in turn is a wholly owned subsidiary of MassMutual.

            The Sub-Adviser provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Adviser and the Sub-Adviser dated as of November 20, 2001 (the "Sub-Advisory Agreement"). In consideration of the services provided by the Sub-Adviser, the Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the amount of the Management Fee earned by the
Adviser pursuant to the Advisory Agreement, together with the full amount of the
Incentive Fee, if any. As discussed in the prospectus, the Incentive Fee is a performance-based incentive fee equal to 5% of net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the "Preferred Return" (described below), subject to reduction of that excess for prior losses that have not been previously offset against net profits. The method of computation of the Incentive Fee is described in the prospectus.

            The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Sub-Adviser is not liable to the Fund or to the Adviser for any loss the
Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the
Sub-Adviser may act as investment adviser for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment adviser. If the Sub-Adviser shall no longer act as sub-adviser of the Fund, the Sub-Adviser may withdraw the right of the Fund to use the name "Tremont" as part of its name.

            During the fiscal years ended March 31, 2005, March 31, 2004 and
March 31, 2003, the Fund paid $441,930, $348,448, and $174,513, respectively, to the Sub-Adviser pursuant to the Sub-Advisory Agreement.

            A discussion regarding the basis for the Board of Directors approving any investment advisory or sub-advisory contract of the Fund is available in the Fund's annual report to Shareholders.

ADMINISTRATIVE SERVICES

            Under the terms of an administration agreement with the Fund, the
Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling Shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of
Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the
Fund will pay the Adviser a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares or the accrual of the Incentive
Fees) (the "Administration Fee").

            During the fiscal years ended March 31, 2005, March 31, 2004 and
March 31, 2003, the Fund paid $184,174, $145,224, and $72,729, respectively, to the Adviser pursuant to the Administration Agreement.

PORTFOLIO MANAGER

            The Fund's portfolio is managed by Timothy J. Birney (referred to as the "Portfolio Manager"). He is the person responsible for the day-to-day management of the Fund's investments.

            Other Accounts Managed. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2005.

---------------------------------------------------------------------------------
                                              Registered   Other       Other
                                                                          Pooled
                                              Investment   Investment
                                               Companies    Vehicles   Accounts
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Accounts Managed                                  4           9         None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Total Assets Managed*                          $484.0       $871.0      None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Accounts with Performance-Based Advisory          2           9         None
 Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Total Assets in Accounts with                  $144.8       $871.0      None
 Performance-Based Advisory Fees*
---------------------------------------------------------------------------------
* In millions.

            As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude
Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

            Compensation of the Portfolio Manager. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2005, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

            The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets.
The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

            Ownership of Fund Shares. As of March 31, 2005, Mr. Birney did not
beneficially own any shares of the Fund.

FUND EXPENSES

            The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:
         o  all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge
            Funds;
         o  all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws;
         o  all costs and expenses associated with the organization and operation of separate investment funds managed by Hedge Fund
            Managers retained by the Fund;
         o  the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including costs associated with the preparation and dissemination of proxy materials;
         o  the fees and disbursements of Fund counsel, legal counsel to the
            Independent Directors, Independent Registered Public Accounting Firm
            for the Fund and other consultants and professionals engaged on behalf of the Fund;
         o  the Management Fee;
         o  the fees payable to custodians and other persons providing administrative services to the Fund;
         o  the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;
         o  all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to
            Shareholders; and
         o  such other types of expenses as may be approved from time to time by the Board of Directors.

           The Hedge Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The
Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

                              CONFLICTS OF INTEREST

THE ADVISER

            The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The
Adviser and its officers or employees who assist in providing services to the
Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the
Adviser. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

TREMONT

            The Sub-Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Tremont Accounts"). The Fund has no interest in these activities. The Sub-Adviser and the investment professionals who, on behalf of the Sub-Adviser, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont Accounts. Such persons will devote only as much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

            The Sub-Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Sub-Adviser will consider participation by the
Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Sub-Adviser will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Sub-Adviser will commit the Fund's assets. There also may be circumstances under which the Sub-Adviser will consider participation by Tremont Accounts in investment opportunities in which the Sub-Adviser does not intend to invest on behalf of the Fund, or vice versa.

            The Sub-Adviser will evaluate for the Fund and for each Tremont
Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont
Accounts may differ from time to time. In addition, the fees and expenses of the
Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

            When the Sub-Adviser determines that it would be appropriate for the
Fund and one or more Tremont Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Sub-Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the
Sub-Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

            Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Sub-Adviser for the
Tremont Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.
See "Other Matters" below.

            Directors, officers, employees and affiliates of the Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Sub-Adviser, or by the Sub-Adviser for the Tremont Accounts,
that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

            Except in accordance with applicable law, the Adviser, the
Sub-Adviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment
Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Sub-Adviser, except for accounts as to which the Adviser, the Sub-Adviser or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Sub-Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Sub-Adviser or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

            Future investment activities of the Adviser, the Sub-Adviser and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

            Prior to July 1, 2005, the Fund was treated as a partnership for
Federal income tax purposes. As of that date, however, the Fund elected to be taxed as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Tax Transition").

            Prior to the Tax Transition, the Fund's treatment as a partnership for Federal income tax purposes, did not subject the Fund itself to Federal income tax. The Fund would file an annual partnership information return for
2005 with the Service which reports the results of operations for the period prior to the Tax Transition. Each investor who was an investor prior to that date is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

            Shareholders holding shares of the Fund for any period on or after
July 1, 2005 will be subject in respect of the shares to the following tax aspects of the Fund. Shareholders holding shares of the Fund both before and on or after July 1, 2005 will be subject to both the tax treatment described above and in the following section.

TAX TREATMENT AFTER THE TAX TRANSITION

            This summary of certain aspects of the U.S. Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code, which could change certain of the tax consequences of an investment in the Fund. References in this summary to the tax consequences of the Fund's investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund and those indirectly attributable to the Fund as a result of investing in the underlying funds.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

            As a regulated investment company, the Fund is not subject to U.S.
Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its distributed income and net capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does did not qualify as a regulated investment company during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders during that period.

            To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

            To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

            In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those
"other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

            Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November
1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Sub-Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

            If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, in such event, individual shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2008.

DISTRIBUTIONS

            Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the
Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before
December 31, 2008, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.
Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

            The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.
In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

            Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed.
Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares of the Fund or by applications of the Code.

            Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

            Upon the sale or other disposition of shares in the Fund which a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

            Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

            Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Internal Revenue
Service ("IRS") a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

            Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

            The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

            As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid
Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the
Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANY

            If the Fund purchases shares in a passive foreign investment company
(a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the
Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of
PFIC stock during the applicable year and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described above).

SECTION 1256 CONTRACTS

            The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S.
Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256
Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

FOREIGN CURRENCY TRANSACTIONS

            To the extent that its investments are made in securities
denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss.
Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

            The Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts"
above), will not be subject to ordinary income or loss treatment under Section
988. However, if the Fund acquires foreign currency futures contracts or option contracts that are not Section 1256 Contracts, or any foreign currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

UNRELATED BUSINESS TAXABLE INCOME

            Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.
Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

FOREIGN TAXES

            Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.
Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to "pass through" to its shareholders the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

BACKUP WITHHOLDING

            The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign shareholders (as defined below) that beneficially own shares generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status.
FOREIGN SHAREHOLDERS

            U.S. Federal income taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

            If the income from the Fund is not "effectively connected" with a
U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain
"interest-related dividends" and "short-term capital gain dividends" paid by the
Fund to a foreign shareholder would be eligible for an exemption from the 30%
U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.

            Also, any distributions paid by the Fund to a foreign shareholder for taxable years beginning after December 31, 2004 and before January 1, 2008 will, to the extent attributable to gain from the sale or exchange of a U.S.
real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign shareholder.

            If the income from the Fund is "effectively connected" with a U.S.
trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

            In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate)
unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.
Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

            Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

            The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investors. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

Tax Treatment Before the Tax Transition

            Classification of the Fund. The Fund has received an opinion of counsel that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the
Board, the Fund was treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Shares in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section
7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Shareholders.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. The Fund has received an opinion of counsel that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section
7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Shares, would be treated as dividend income when received by the Shareholders to the extent of the current or accumulated earnings and profits of the Fund; and Shareholders would not be entitled to report profits or losses realized by the Fund.

            UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION
OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS,
INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND,
AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN
INVESTOR IN A HEDGE FUND.

            Prior to the Tax Transition, the Fund's treatment as a partnership for Federal income tax purposes, did not subject the Fund itself Federal income tax. The Fund would file an annual partnership information return for 2005 with the Service which reports the results of operations. Each investor who was an investor prior to the Tax Transition is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

            Allocation of Profits and Losses. Under the LLC Agreement, the
Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Shareholders and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for
Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the
Shareholders pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

            Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Sub-Adviser as the special advisory member and to a withdrawing Shareholder to the extent that the Sub-Adviser's or a Shareholder's capital account balance exceeds the Federal income tax basis in their respective Shares. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Shareholders would be increased.

            Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests
(including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of a
Shareholder, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the
Service's consent. The actual effect of any such election may depend upon whether any Hedge Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

            The Board decides how to report the partnership items on the Fund's tax returns, and all Shareholders are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the
Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Shareholders. A
Shareholder chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Shareholders. In addition, the Tax Matters Partner has the authority to bind certain Shareholders to settlement agreements and the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Shareholder

            An investor prior to the Tax Transition, receiving a cash
liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor and such investor's adjusted tax basis in its investment. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the investor's contributions to the Fund. However, a withdrawing holder of
Fund interests will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables (as determined pursuant to the
Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing holder of Fund interests would recognize ordinary income. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its investment.

            As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing holder of Fund interests to the extent its capital account would otherwise exceed its adjusted tax basis in its investment. Such a special allocation of gain may result in the withdrawing holder of Fund interests recognizing capital gain, which may include short-term capital gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

            Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section
731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner", which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

            In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

            Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency
Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.
These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts
(defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.(1)

            The maximum ordinary income tax rate for individuals is 38.6%(2)
and, in general, the maximum individual income tax rate for long-term capital gains is 20%(3) (unless the taxpayer elects to be taxed at ordinary rates - see
"Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

            The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the
Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered
"miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund
Investment Expenditures by Noncorporate Shareholders" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(4)

            Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.
Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

            As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts"
(see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

            Section 1256 Contracts. In the case of Section 1256 Contracts, the
Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as
"marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

            Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40%
thereof and as long-term capital gains or losses to the extent of 60% thereof.
Such gains and losses will be taxed under the general rules described above.
Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or
Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

            Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A
"mixed straddle" is any straddle in which one or more but not all positions are
Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any
Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account.
At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the
Temporary Regulations' mixed straddle account rules is not entirely clear.
Therefore, there is no assurance that a mixed straddle account election by the
Fund will be accepted by the Service.

            Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

            Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

            Effect of Straddle Rules on Shareholders' Securities Positions. The
Service may treat certain positions in securities held (directly or indirectly)
by a Member and its indirect interest in similar securities held by the Fund as
"straddles" for Federal income tax purposes. The application of the "straddle"
rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.(5)

            Limitation on Deductibility of Interest and Short Sale Expenses. For
noncorporate taxpayers, Section 163(d) of the Code limits the deduction for
"investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

            For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the
Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

            Deductibility of Fund Investment Expenditures and Certain Other
Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(6) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for
2004, $142,700 or $71,350 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(7) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

            Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate investor's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate investor's share of the investment expenses of the Fund (including the Management Fee, Incentive Fee, the fee paid to OFI as the Fund's administrator and any fee payable to the managers of a Hedge Fund), to the extent such expenses are allocable to a Hedge Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the
Fund. The Fund intends to treat its expenses attributable to a Hedge Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

            The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate
Shareholders should consult their tax advisers with respect to the application of these limitations.

             No deduction is allowed for sales loads paid by an investor to acquire an interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its investment in the Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

            Application of Rules for Income and Losses from Passive Activities.
The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury
Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity.
Therefore, passive losses from other sources generally could not be deducted against an investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

            "Phantom Income" From Fund Investments. Pursuant to various
"anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the
"anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

            It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or a Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

            Fund investors will be informed by the Fund as to their
proportionate share of the foreign taxes paid by the Fund or a Hedge Fund, which they will be required to include in their income. Fund investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction
(subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An investor that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

            Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(8) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

            This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity,
UBTI includes income or gain derived (either directly or through partnerships)
from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i)
income derived by an exempt organization (directly or through a partnership)
from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the
Fund's income (or loss) from these investments may constitute UBTI.

            The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(9) To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

            To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account.
Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

            Since the calculation of the Fund's "unrelated debt-financed income"
is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,(10) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

            To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the
Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the
Fund's calculation of UBTI will be accepted by the Service.

            In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(11) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA
Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

            Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise
"ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

            In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for an investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

            In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a
"disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and
Regulations. Although there can be no assurance, the Board believes that the
Fund will meet such 95% gross income test.

            A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

            Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.
(See "ERISA Considerations.")

            Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

            In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.
Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

            State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the
Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the partnership's income from that business. Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

            The Fund, which is treated as a partnership for New York State and
New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to
New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual investor will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

            Individual Shareholders who are residents of New York State and New
York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to an investor's share of some or all of the Fund's expenses. Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

            For purposes of the New York State corporate franchise tax and the
New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(12) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New
York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New
York City general corporation tax.

            Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has
adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The qualification of the Fund as a "portfolio investment partnership" with respect to its investments through Segregated Accounts and
Hedge Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and/or one or more Hedge Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing member may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Hedge Fund.

            A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New
York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New
York State corporate franchise tax and New York City general corporation tax.
New York State imposes a tax with respect to such exempt entities on UBTI
(including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax).
There is no New York City tax on the UBTI of an otherwise exempt entity.

            Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

            Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of
1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to
ERISA but is subject to the prohibited transaction rules of Section 4975 of the
Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the
Fund.

            ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the
ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax
Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to
Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

            Because the Fund is registered as an investment company under the
Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, OFI and Tremont will not be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

            A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

            Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser, the Sub-Adviser or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and
Benefit Plan assets for the benefit of a party in interest and also prohibits
(or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.
ERISA and Benefit Plan Shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the
Code. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

            The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential
Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of
Shares.

                                    BROKERAGE

            Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund or Segregated
Account that it manages and for the allocation of brokerage. Transactions on
U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

            In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund or Segregated Account, each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities.
Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge
Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

            Consistent with the principle of seeking best price and execution, a
Hedge Fund Manager may place orders for a Hedge Fund or Segregated Account with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds and the Segregated Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Hedge Fund
Manager in connection with the Hedge Fund or Segregated Account it manages.
Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund or a Segregated Account.

            It is anticipated that Hedge Fund Managers (including each Hedge
Fund Manager retained to manage a Segregated Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Sub-Adviser to the extent it places transactions for the Fund. However, certain Hedge Fund
Managers (other than those managing Segregated Accounts) may have policies that permit the use of brokerage commissions of a Hedge Fund to obtain products or services that are not research related and that may benefit the Hedge Fund
Manager.

                               VALUATION OF ASSETS

            The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

            The Fund's investment in Hedge Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate, pursuant to which the Fund will value its investments in Hedge
Funds at fair value. The Fund's investments in Hedge Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Hedge Fund. These Hedge Funds value their underlying investments in accordance with policies established by such Hedge Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Hedge Fund and are net of management and performance incentive fees or allocations payable to the Hedge Fund Managers pursuant to the Hedge Funds' agreements. Where no value is readily available from a Hedge Fund or where a value is supplied by a Hedge Fund is deemed not to be indicative of its value, the Hedge Fund will be valued at fair value as determined in good faith by the Board of Directors or in accordance with the procedures adopted by the Board of Directors. In accordance with the Advisory
Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

            To the extent Hedge Fund Managers are engaged to manage the
Segregated Accounts, the Fund will value portfolio securities of the Segregated
Accounts managed by the Hedge Fund Managers as described below:

            Equity securities, puts, calls and futures traded on a U.S.
securities exchange or on NASDAQ are valued as follows:

         (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

         (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked"
            prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

            Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

         (1) at the last sale price available to the pricing service approved by the Board of Directors, or

         (2) at the last sale price obtained by the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

         (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

            The following securities are valued at the mean between the "bid"
and "asked" prices determined by a pricing service approved by the Board of
Directors or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry:

         (1) debt instruments that have a maturity of more than 397 days when issued,

         (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days,

         (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less, and

         (4) puts, calls and futures that are not traded on an exchange or on
            NASDAQ.

            Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

            Securities (including restricted securities) not having
            readily-available market quotations are valued at fair value determined under procedures established by the Board of Directors.
            If the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and
            "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The Fund's interests in Hedge Funds will not have readily available market quotations and will be valued at their
            "fair value," as determined under procedures established by the
            Board of Directors. As described in the prospectus, with respect to its interests in Hedge Funds, the Fund will normally rely on valuation information provided by Hedge Fund Managers as being the
            "fair value" of such investments. The Board of Directors, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund
            Manager does not represent the "fair value" of the Fund's interests in Hedge Funds.

            In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Adviser may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

            The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

            Ernst & Young LLP serves as the Independent Registered Public
Accounting Firm of the Fund. Its principal business address is 5 Times Square,
New York, NY 10036.

            Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York
10019, acts as Fund Counsel and Independent Director Counsel.

                                    CUSTODIAN

            PFPC Trust Company (the "Custodian") serves as the custodian of the
Fund's assets, and may maintain custody of the Fund's assets with domestic and
non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or the Sub-Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 400
Bellevue Parkway, Wilmington, Delaware 19809.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            As of June 30, 2005, the Adviser owned, beneficially and of record, approximately 14.22% of the Shares. The Adviser is a corporation organized under the laws of Colorado and maintains its principal office at Two World Financial
Center, 225 Liberty Street, New York, New York 10281-1008. Also as of that date, the Sub-Adviser, an affiliate of the Adviser, owned approximately 0.73% of the
Shares. The Adviser is indirectly wholly-owned by MassMutual, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts and maintains its principal office at 1295 State Street, Springfield,
Massachusetts 01111.

            Shares held by the Adviser alone or by the Adviser and the
Sub-Adviser together constitute more than 25% of the Shares, and so the Adviser and the Sub-Adviser may be deemed to control the Fund and generally would be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote.

            No other person owned, beneficially or of record, 5% or more of the outstanding Shares.

                            SUMMARY OF LLC AGREEMENT

            The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this
SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC
Agreement contained in Appendix B to the prospectus.

                            LIABILITY OF SHAREHOLDERS

            Shareholders in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC
Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC
Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

                                  DUTY OF CARE

            The LLC Agreement provides that neither the Directors, the Adviser, or the Sub-Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors by the Fund, but not by the Shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A
Director will not be personally liable to any Shareholder for the repayment of any investment made by a shareholder or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Shareholders. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

                                POWER OF ATTORNEY

            By purchasing Shares and by signing the LLC Agreement (which each
Member will do by virtue of signing the Shareholder certification form attached to the prospectus as Appendix A), each Shareholder will appoint the Adviser and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

            The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Directors and as such is irrevocable and continues in effect until all of such Shareholder's Shares have been withdrawn pursuant to a repurchase or redemption of the Shares or a permitted transfer to one or more eligible transferees.

                        TERM, DISSOLUTION AND LIQUIDATION

            The Fund will be dissolved:

o              upon the affirmative vote to dissolve the Fund by both (1) the
               Board and (2) Shareholders holding at least two-thirds of the total number of votes eligible to be cast by all Shareholders;
o              upon the expiration of any two-year period that commences on the date on which any Shareholder has submitted a written notice to the Fund requesting the repurchase of all Shares owned by such
               Shareholder, in accordance with the LLC Agreement, if the Fund has not repurchased the Shareholder's Shares;
o     at the election of the Adviser;
o     upon the failure of Shareholders to elect successor Directors at a meeting called by the Adviser when no Director remains to
               continue the business of the Fund; or
o     as required by operation of law.

            Upon the occurrence of any event of dissolution, the Board or the
Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the
Fund and liquidating its assets.

            Upon the dissolution of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Shareholders, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the
Shareholders, and (3) finally to the Shareholders proportionately in accordance with their share balances. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

                                     VOTING

            Each Shareholder has the right to cast a number of votes equal to the number of shares owned at a meeting of Shareholders called by the Board or by Shareholders holding 25% or more of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Directors, approval of the Fund's agreement any investment adviser of the Fund, and approval of the Company's auditors, and on certain other matters, to the extent that the Investment
Company Act requires a vote of Shareholders on any such matters. Except for the exercise of their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                             REPORTS TO SHAREHOLDERS

            The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such
Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to
Shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the
Investment Company Act. Quarterly reports from the Adviser or the Sub-Adviser regarding the Fund's operations during each fiscal quarter also will be sent to
Shareholders.

                                   FISCAL YEAR

            For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund intends to adopt the
12-month period ending March 31 of each year will be the taxable year of the
Fund as its taxable year. However, in certain circumstances the Fund may be required to adopt a taxable year ending on another date.

                       FUND ADVERTISING AND SALES MATERIAL

            Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses and the Incentive Fee. Other methods may also be used to portray the
Fund's investment performance.

            The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

            Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the
CSFB/Tremont Hedge Fund Index, an index prepared in part by Tremont Advisers,
Inc., an affiliate of the Adviser and the Sub-Adviser. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

              NO LETTER OF INTENT; LIMITED RIGHT OF ACCUMULATION

            Under a Right of Accumulation in determining the applicable load, the amount of each additional investment in the Fund by a Shareholder will be aggregated with the amount of the Shareholder's initial investment and any other additional investments in the Fund (net of the value of all Shares held by the
Shareholder repurchased by the Fund). However, for purposes of determining the sales load for your investment sin the Fund the right of accumulation privileges do not apply to investments in other funds managed by OppenheimerFunds, Inc. or its affiliates. The Fund no longer offers Letters of Intent.

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements for the year ended March 31, 2005 immediately follow.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE MEMBERS AND BOARD OF MANAGERS OF OPPENHEIMER TREMONT OPPORTUNITY FUND,
LLC

We have audited the accompanying statement of assets, liabilities and members'
capital of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2002 (commencement of operations) to March 31,
2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Tremont Opportunity Fund, LLC at March 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2002 to March 31, 2002, in conformity with U.S.
generally accepted accounting principles.

                                              /S/ ERNST & YOUNG LLP

New York, New York
May 19, 2005

                 19 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF INVESTMENTS  March 31, 2005
--------------------------------------------------------------------------------

                                                   % OF                                      % OF
                                             INVESTMENT                            FAIR  MEMBERS'                        ACQUISITION
                                              FUND HELD             COST          VALUE   CAPITAL      LIQUIDITY 1            DATE 2
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS IN INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Advent Convertible Arbitrage Fund, L.P.             2.3%    $  2,375,000   $  2,435,859       3.0%     Quarterly         04/03-06/04
------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
Temujin Fund, L.P.                                 15.5        1,500,000      1,519,376       1.9      Semi-Annually           03/05
------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Avenue Event Driven, L.P.                           3.7        2,474,072      2,454,864       3.0      Quarterly               02/05
Bear Stearns High-Grade Structured
  Credit Strategies, L.P.                           0.1        1,000,000      1,050,269       1.3      Monthly                 11/04
Blue Mountain Credit Alternatives Fund, L.P.        1.3        4,000,000      4,118,416       5.1      Monthly           07/04-09/04
JANA Partners Qualified, L.P.                       0.9        4,700,000      5,715,816       7.1      Quarterly               06/04
Stanfield Credit Opportunities, L.P.               10.9        5,000,000      5,284,314       6.5      Quarterly               12/04
Third Point Partners Qualified, L.P.                3.7        4,000,000      4,342,691       5.4      Quarterly               01/05
                                                            --------------------------------------
TOTAL EVENT DRIVEN                                            21,174,072     22,966,370      28.4

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                1.1        2,474,606      3,223,566       4.0      Quarterly         06/03-08/03
Julius Baer Diversified Fixed
Income Hedge Fund                                   4.7        4,000,000      3,964,069       4.9      Quarterly               03/05
Oak Hill CCF Partners, L.P.                         0.8        2,370,000      2,894,601       3.6      Monthly           01/02-12/03
                                                            --------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                   8,844,606     10,082,236      12.5

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Vega Feeder Fund, Ltd.                              0.4        2,129,360      3,047,691       3.8      Monthly           01/03-03/04

------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Hayground Cove Institutional Partners, L.P.         6.8        4,500,000      4,548,338       5.6      Quarterly               01/05
Highline Capital Partners (QP), L.P.                2.7        4,200,000      4,907,746       6.1      Quarterly         11/03-12/03
Hunter Global Investors Fund I, L.P.                1.5        3,875,000      4,799,072       5.9      Quarterly         05/03-10/03
North Sound Legacy Institutional Fund, LLC          0.6        4,000,000      4,289,866       5.3      Quarterly               07/04
Rx Healthcare Partners II, L.P.                     1.3        3,000,000      3,091,075       3.8      Quarterly         02/04-10/04
Standard Global Equity Parners SA, L.P.             0.8        2,500,000      2,729,811       3.4      Annually                01/04
Whitney New Japan Partners, L.P.                    0.6        3,495,000      5,223,825       6.5      Quarterly         01/02-08/03
                                                            --------------------------------------
TOTAL LONG/SHORT EQUITY                                       25,570,000     29,589,733      36.6
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Graham Global Investment Fund Ltd.                  0.1        2,000,000      1,733,297       2.1      Monthly                 01/05
The Blenheim Fund, L.P.                             0.9        2,000,000      2,099,898       2.6      Monthly                 01/05
                                                            --------------------------------------
TOTAL MANAGED FUTURES                                          4,000,000      3,833,195       4.7
------------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY
Stark Investments, L.P.                             0.3        4,500,000      4,962,211       6.1      Annually          01/04-02/04
                                                            --------------------------------------
Total Investments in Investment Funds                         70,093,038     78,436,671      97.0

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Fund--Institutional--
TempCash (4,078,069 shares)                                    4,078,069      4,078,069       5.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND SHORT-TERM INVESTMENT                                   $ 74,171,107     82,514,740     102.0
                                                            ============
LIABILITIES IN EXCESS OF OTHER ASSETS                                        (1,619,981)     (2.0)
                                                                           ----------------------
MEMBERS' CAPITAL                                                           $ 80,894,759     100.0%
                                                                           =======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 7 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL  March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $70,093,038)    $78,436,671
--------------------------------------------------------------------------------
Cash and cash equivalents (cost $4,078,069)                            4,078,069
--------------------------------------------------------------------------------
Receivable and other assets:
Investment funds sold                                                  9,606,803
Other assets                                                              31,657
                                                                     -----------
Total assets                                                          92,153,200

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
Member redemptions                                                    10,729,291
Management fee                                                           182,266
Accounting and investor processing fees                                  111,448
Investor servicing fees                                                   98,738
Professional fees                                                         84,325
Administration fee                                                        37,970
Board of Managers' fees and expenses                                         250
Miscellaneous fees                                                        14,153
                                                                     -----------
Total liabilities                                                     11,258,441

--------------------------------------------------------------------------------
NET ASSETS                                                           $80,894,759
                                                                     ===========

--------------------------------------------------------------------------------
MEMBERS' CAPITAL
--------------------------------------------------------------------------------
Represented by:
Net capital contributions                                            $72,551,126
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                             8,343,633
                                                                     -----------
TOTAL MEMBERS' CAPITAL                                               $80,894,759
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 8 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $    47,286

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          991,696
--------------------------------------------------------------------------------
Investor servicing fees                                                 315,157
--------------------------------------------------------------------------------
Administration fee                                                      206,645
--------------------------------------------------------------------------------
Accounting and investor processing fees                                 176,412
--------------------------------------------------------------------------------
Professional fees                                                        96,632
--------------------------------------------------------------------------------
Custodian fees                                                           14,562
--------------------------------------------------------------------------------
Board of Managers' fees and expenses                                     10,040
--------------------------------------------------------------------------------
Miscellaneous fees                                                       92,722
                                                                    ------------
Total expenses                                                        1,903,866

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,856,580)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      2,010,477
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  1,611,905

--------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS          $ 1,765,802
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 9 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                      SPECIAL ADVISORY
                                                               ACCOUNT          MEMBERS            TOTAL
--------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT MARCH 31, 2003                         $        --     $ 36,614,574     $ 36,614,574
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2004
---------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                                 --       (1,245,374)      (1,245,374)
Net realized gain on investments                                    --        2,530,657        2,530,657
Net change in unrealized appreciation on investments                --        4,354,251        4,354,251
                                                           ----------------------------------------------
Net increase in members' capital resulting from
  operations                                                        --        5,639,534        5,639,534

---------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 1                                              --       32,517,075       32,517,075
Member redemptions                                            (138,577)      (7,535,077)      (7,673,654)
Reallocation of incentive allocation                           138,577         (138,577)              --
                                                           ----------------------------------------------
Net increase in members' capital resulting from
  capital transactions                                              --       24,843,421       24,843,421
                                                           ----------------------------------------------
Total increase in members' capital                                  --       30,482,955       30,482,955
                                                           ----------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2004                         $        --     $ 67,097,529     $ 67,097,529
                                                           ==============================================

---------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2005
---------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                 --       (1,856,580)      (1,856,580)
Net realized gain on investments                                    --        2,010,477        2,010,477
Net change in unrealized appreciation on investments                --        1,611,905        1,611,905
                                                           ----------------------------------------------
Net increase in members' capital resulting from
  operations                                                        --        1,765,802        1,765,802
---------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 1                                              --       31,277,488       31,277,488
Member redemptions                                                  --      (19,246,060)     (19,246,060)
                                                           ----------------------------------------------
Reallocation of incentive allocation                             5,753           (5,753)              --
                                                           ----------------------------------------------
Net increase in members' capital resulting from
capital transactions                                             5,753       12,025,675       12,031,428
                                                           ----------------------------------------------
Total increase in members' capital                               5,753       13,791,477       13,797,230
                                                           ----------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2005                         $     5,753     $ 80,889,006     $ 80,894,759
                                                           ==============================================

1. Includes redemption fees received of $9,962 and $4,240 during the years ended
March 31, 2005 and 2004, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 10 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------------------------
Net increase in members' capital resulting from operations                               $  1,765,802
------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in members' capital from operations to net cash used in operating activities:
Net realized gain on investments                                                           (2,010,477)
Net change in unrealized appreciation on investments                                       (1,611,905)
Purchases of investments                                                                  (45,074,072)
Proceeds from sales of investments                                                         41,453,117
Increase in receivable from investment funds sold                                          (8,857,104)
Decrease in other assets                                                                        3,635
Increase in management fee payable                                                            107,837
Increase in accounting and investor processing fees payable                                    85,896
Increase in investor servicing fees payable                                                    46,193
Increase in professional fees payable                                                          34,460
Increase in administration fee payable                                                         22,471
Decrease in Board of Managers' fees and expenses payable                                         (295)
Increase in miscellaneous fees payable                                                         11,504
                                                                                         -------------
Net cash used in operating activities                                                     (14,022,938)

------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------------------------
Proceeds from member subscriptions                                                         31,277,488
Payments for member redemptions                                                           (15,744,795)
                                                                                         -------------
Net cash provided by financing activities                                                  15,532,693
------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                                   1,509,755
------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                              2,568,314
                                                                                         -------------
Cash and cash equivalents at end of year                                                 $  4,078,069
                                                                                         =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                11 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                 2005           2004         2003       2002 1
------------------------------------------------------------------------------------------------------

TOTAL RETURN                                         2.14%         11.19%        3.15%        1.24%
------------------------------------------------------------------------------------------------------
Incentive allocation                                 0.00          (0.35)        0.00         0.00
                                                  ----------------------------------------------------
TOTAL RETURN, NET OF INCENTIVE ALLOCATION 2          2.14%         10.84%        3.15%        1.24%

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Members' capital, end of period (in thousands)    $80,895        $67,098      $36,615      $25,808
------------------------------------------------------------------------------------------------------
Ratios to average members' capital: 3
Net investment loss 4                               (2.25)%        (2.22)%      (2.11)%      (2.45)% 5
------------------------------------------------------------------------------------------------------
Total expenses                                       2.31%          2.28%        2.16%        2.48%  5
Incentive allocation                                 0.00 7         0.25         0.00         0.00
                                                  ----------------------------------------------------
Total expenses and incentive allocation              2.31%          2.53%        2.16%        2.48%  5
------------------------------------------------------------------------------------------------------
Portfolio turnover rate 6                              52%            36%          29%           0%

1. For the period from January 2, 2002 (commencement of operations) to March 31,
2002.

2. Total return assumes a purchase of an interest in the Fund on the last valuation date prior to the first day of the fiscal period and a sale of that same interest on the last business day of the period noted, after Incentive
Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Excludes impact of incentive allocation.

5. Annualized.

6. Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average fair value of investments in Investment Funds.

7. Represents less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 12 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") is organized as a
Delaware limited liability company and registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by allocating its assets for investment primarily in private investment partnerships and similar investment vehicles
("Investment Funds") that are managed by a select group of alternative asset managers that employ a wide range of specialized investment strategies. The Fund allocates its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Managers (the "Board" or the "Directors"),
pursuant to the terms of the investment advisory agreement with the Fund (the
"Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is
responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and
Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the
Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.
The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Generally, initial and additional applications for interests ("Interests")
by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value. The Fund reserves the right to reject any applications for Interests in the Fund.

      The Fund from time to time may offer to repurchase outstanding Interests based on the Fund's net asset value pursuant to written tenders from Members.
Repurchases are made at such times and on such terms as may be determined by the
Board, in its sole discretion; and are offered to repurchase at a specified dollar amount of outstanding Interests. Generally, the Fund will offer to repurchase interests, twice each year, as of the last business day of March and
September. A redemption fee payable to the Fund in the amount of 1.00% of the net asset value of an Interest (or portion of an Interest) repurchased by the
Fund applies if the Interest is repurchased less than one year after the
Member's initial investment in the Fund. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund generally pays the value of the Interests or portions thereof repurchased approximately one month after the value of Interests to be repurchased is determined. If the entire
Interest of a Member is repurchased, the Member receives an initial payment equal to 95% of the estimated value of the Interest and the balance due is determined and paid promptly after completion of the year end audit of the Fund.
A Member's Interest in the Fund can only be transferred or assigned with the written consent of the Board, which may be withheld in its sole and absolute discretion.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S.
generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments.
Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

                 13 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

PORTFOLIO VALUATION. The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the
Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the
Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost.
Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value;
costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Members; all costs with respect to communications to
Members; and other types of expenses as may be approved from time to time by the
Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

      Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members
(but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests.

--------------------------------------------------------------------------------
INCOME TAXES. No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

      At March 31, 2005, the Fund reclassified $1,856,580 and $2,010,477 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on the net assets.

The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedules K-1.
The aggregate cost of Investment Funds and the gross unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31,
2005 are noted below. The difference between

                 14 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

           Federal tax cost of Investment Funds   $ 71,428,696
                                                  =============
           Gross unrealized appreciation          $  7,391,082
           Gross unrealized depreciation              (383,107)
                                                  -------------
           Net unrealized appreciation            $  7,007,975
                                                  =============

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management
Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets, liabilities and members' capital. The Fund treats all financial instruments that mature within three months as cash equivalents.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and administrative services to the Fund.
In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of
1.20% of the Fund's net assets determined as of the last day of the month
(before any repurchases of Interests or Incentive Allocation). The Adviser pays
50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee
(the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of
Interests or Incentive Allocation and the Management Fee). For the year ended
March 31, 2005, the Management Fee and Administration Fee incurred by the Fund were $991,696 and $206,645, respectively.

      The Investment Manager has been designated by the Adviser as the special advisory member (the "Special Advisory Member") and is entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 10% of net profits, if any, in excess of the preferred return (the "Preferred Return"). The
Preferred Return is an amount determined by applying an annual percentage rate of 8% to the capital account balance of each Member as of the beginning of the fiscal period. The Incentive Allocation applies only to net profits for the applicable fiscal period that exceed both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special
Advisory Account has been established by the Fund for crediting any Incentive
Allocation due to the Special Advisory Member. The Incentive Allocation is
debited from each Member's capital account and credited to the Special Advisory
Account. Generally, the Incentive Allocation is made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. For the calendar year ended December 31, 2004, the Special Advisory Member earned an Incentive Allocation of $5,753.

      The Adviser's and Investment Manager's capital account balances at March
31, 2005 were $11,487,528 and $591,401, respectively. The Adviser's and
Investment Manager's capital account balances at March 31, 2004 were $22,215,479 and $579,015, respectively. During the year ended March 31, 2005, the Adviser redeemed $11,000,000.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer plus a fee for each meeting attended. Additionally, these Board members are reimbursed for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. Any Board member who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

      PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

                 15 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER
Continued

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

      Under the terms of an investor servicing agreement (the "Investor
Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc.
(the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the
Distributor to reimburse it for payments made to Investor Service Providers.
This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the
Investor Service Provider including any affiliated Investor Service Providers.
At March 31, 2005, $98,738 was payable to the Distributor.

--------------------------------------------------------------------------------
4. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2005, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/ general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2005, the Fund did not have any capital invested in Investment Funds with lock-up provisions extending one year or more from March 31, 2005.

      For the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of Investment Funds were $45,074,072 and $41,453,117, respectively.

--------------------------------------------------------------------------------
5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these
Investment Funds is limited to the value of these investments as reported by the
Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

Effective April 1, 2005 and May 1, 2005, the Fund received initial and additional contributions from Members of approximately $792,000 and $982,000, respectively.

      The Fund's Board of Managers has approved, at a special telephonic meeting of the Board held on April 21, 2005, for the Fund to elect to be treated as a corporation for Federal income tax purposes, and in addition, to seek qualification to operate as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code of 1986, as amended. The new tax treatment will simplify fund reporting to investors, allowing tax reports to be made on Form 1099 instead of the more complex Schedule K-1.

      Because the new tax treatment will require the Fund to make certain annual distributions, the Fund also expects to establish a program for the automatic reinvestment of these distributions. Under the Fund's program, when a

                 16 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the
Fund is informed otherwise, shareholders will be enrolled automatically in the reinvestment program.

      The Fund currently has a capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro-rata basis).
Upon completion of the Fund's transition to the new tax treatment (the "Tax
Transition"), that structure will be replaced by a standard corporate-type structure in which shareholders will participate in the Fund's "general account"
on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. After the Tax Transition, shareholders will be issued Fund shares equal in value to their capital accounts immediately preceding the Tax Transition. Individual capital accounts will be replaced with a corporate "share" structure and, going forward, shareholders will refer to their share balances when calculating the value of an investment in the Fund.

      Subject to the approval of the Fund's Board of Managers in June 2005, the
Fund expects to convert the Incentive Allocation to an Incentive Fee. By replacing the individual investor capital accounts with a general Fund account, the calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the present Incentive Allocation. In addition, the Incentive Fee will not represent an increased fee for any member as compared to the present Incentive Allocation.

      Before the new tax treatment can go into effect, each investor will be given the opportunity to tender all or a portion of their investment in the Fund pursuant to a special tender offer (the "Special Tender Offer"). Materials relating to the Special Tender Offer are expected to be sent in May 2005 to all members that are investors at the time the record date is set for such Special
Tender Offer. The Special Tender Offer materials will describe these matters in greater detail, as will additional Fund documentation expected to be published later this year.

      The Board requested, and the Adviser agreed, to limit conversion related expenses borne by the Fund to no more than 0.15% of the Fund's average annual net assets for the fiscal year ending March 31, 2006. The Adviser will voluntarily reimburse the Fund for any such expenses that exceed this limit.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, OppenheimerFunds Services, and the Distributor
(collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former
Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment
Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

                 17 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. LITIGATION Continued

      The Oppenheimer defendants believe that the allegations contained in the
Complaint are without merit and that they, the funds named as Nominal
Defendants, and the directors/trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                 18 | OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

                                   APPENDIX A

---------------------------------------------------------------------------------

                               Sales Load Waivers

---------------------------------------------------------------------------------

In certain cases, the initial sales load that applies to purchases of Interests may be waived in recognition of the realization of the economies of sales efforts by OppenheimerFunds Distributor, Inc. ("OFDI"), or by dealers or other financial institutions that offer Interests to certain classes of investors.

For the purposes of some of the waivers described below and as described in the prospectus, the term "Retirement Plan" refers to the following types of plans:

(1)   plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2)      non-qualified deferred compensation plans, (3) employee benefit plans(1)
(4)      Group Retirement Plans(2) (5) 403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a waiver in a particular case is in the sole discretion of OFDI. These waivers may be amended or terminated at any time by the Fund, OFDI, and/or OppenheimerFunds, Inc. (the
"Adviser").
Waivers must be requested by the investor and/or the investor's broker or dealer at the time of purchase.

--------------
1. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Shares are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
2. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with OFDI and all members of the group participating in (or who are eligible to participate in) the plan to purchase
   Shares through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs,
   SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Shares through a single investment dealer, broker or other financial institution that has made special arrangements with OFDI enabling those plans to purchase Shares.

------------------------------------------------------------------------------
                              Waivers of Sales Load
------------------------------------------------------------------------------

A. Waivers of Sales Load for Certain Purchasers.

Interests purchased by the following investors are not subject to any sales load
(and no commissions to brokers or dealers are paid by OFDI on such purchases):

|_|   The Adviser or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Adviser or OFDI for that purpose.
|_|      Dealers or brokers that have a sales agreement with OFDI, if they purchase Shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to OFDI) or with OFDI. The purchaser must certify to
         OFDI at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisers that have entered into an agreement with OFDI providing specifically for the use of Interests in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Shares.
|_|      Investment advisers and financial planners who have entered into an agreement for this purpose with OFDI and who charge an advisory, consulting or other fee for their services and buy Shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy Shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with OFDI for those purchases.
|_|   Clients of investment advisers or financial planners (who have entered into an agreement for this purpose with OFDI) who buy Shares for their own accounts may also purchase Shares without a sales load but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which OFDI has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing
         Shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisers or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns Shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (OFDI must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with OFDI.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with OFDI to sell Shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with
         OFDI for those purchases.

B. Waivers of Sales Load in Certain Transactions.

Shares issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid by OFDI on such purchases):

|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of distributions reinvested from the Fund.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with OFDI to allow the broker's customers to purchase and pay for Interests using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Adviser or any of its subsidiaries) on which an initial sales charge was paid. This waiver must be requested when the purchase order is placed for Interests, and OFDI may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Adviser or an affiliate acts as sponsor.

PX0372.0705

(1) Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment Portfolio Accounts or Hedge
Funds as offsetting positions for purposes of the straddle rules. (2) Under recently enacted legislation, this rate is reduced in stages until calendar year
2006 when the maximum rate will be 35%. However, this legislation contains a
"sunset" provision that will result in the top rate being restored to 39.6% in
2011.
(3) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.
(4) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.
(5) The Fund will not generally be in a position to furnish to Shareholders information regarding the securities positions of its Hedge Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Hedge Funds, should be treated as offsetting positions for purposes of the straddle rules.
(6) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt
(under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Shareholders that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.
(7) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.
(8) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.
(9) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. (10) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.
(11) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I)
of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.
(12) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.